UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored

Enterprises Money Market Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust
Lord Abbett Small-Cap Blend Fund
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust
Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Strategy Fund
Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Total Return Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett World Growth & Income Strategy Fund
Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund
Lord Abbett Municipal Income Trust
Florida Series
Georgia Series
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Insured Intermediate Tax-Free Fund
Michigan Series
Pennsylvania Series
Lord Abbett Research Fund, Inc.
Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Large-Cap Core Fund
Small-Cap Value Series

Lord Abbett Securities Trust
Lord Abbett All Value Fund
Lord Abbett Alpha Strategy Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund
Lord Abbett Series Fund, Inc.
All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Large-Cap Core Portfolio
Mid-Cap Value Portfolio
Lord Abbett U.S. Government & Government Sponsored
Enterprises Money Market Fund, Inc.

90 Hudson Street
Jersey City, New Jersey 07302-3973
800-201-6984

October 30, 2006

Dear Fellow Shareholder:

Here’s news you’ll be interested in as a shareholder (“Shareholder”) of one or more of the above-listed Lord Abbett investment companies (each, a “Fund,” which term includes the individual series of the above-listed series companies or trusts, and collectively, the “Funds”).

You are cordially invited to attend a Meeting of Shareholders (the “Meeting”) that will take place:

•                    Date and Time:            December 18, 2006, at 10:00 a.m.

•                    Location:                                             90 Hudson Street
Jersey City, New Jersey 07302-3973

The Meeting’s agenda includes a Shareholder vote to:

•                    Elect the members of each Fund’s Board of Directors/Trustees (the “Board”).

•                    Transact such other business as may properly come before the Meeting and any adjournments thereof.

The proposals that Fund Shareholders will put to a vote on December 18, 2006 are described in the enclosed Combined Proxy Statement. I encourage you to review this document to help ensure that your votes really count, no matter how many Fund shares you own. At your earliest convenience, please vote your Fund shares by telephone or the Internet, or sign, date, and mail the enclosed proxy card in the postage-paid return envelope. We must receive your proxy card before 10:00 a.m. on December 18, 2006 in order to count your vote. Or, if you prefer, you may vote in person at the Meeting.

You may vote in any one of four ways:

•                    Via the Internet using the web address shown on your proxy card.

•                    By telephone, with a toll-free call to the telephone number listed on your proxy card.

•                    By mail, using the enclosed ballot.

•                    In person at the Meeting.

We encourage you to vote via the Internet or by telephone, using the “control” number that appears on your proxy card. These voting methods will save the Funds a good deal of money that otherwise would be spent on postage. Regardless of the method you choose, however, please take the time to read the full text of the enclosed Combined Proxy Statement before voting.

TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

1.                Review the enclosed Combined Proxy Statement; and

2.                Vote via the Internet or by telephone; or

3.                Complete and sign the enclosed proxy card, and return the proxy card in the enclosed envelope as soon as possible.

Your prompt response will help save the Funds the expense of additional solicitations.

We encourage you to review the enclosed materials and vote in favor of the proposal.

If you have any questions regarding the Meeting or need assistance in voting, please contact us at 888-L-ABBETT (888-522-2388).

Sincerely,

Robert S. Dow
Chairman of the Board

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Equity Series
Income Series
Lord Abbett Investment Trust

Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Strategy Fund
Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett Total Return Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund
Lord Abbett World Growth & Income Strategy Fund

Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Florida Series
Georgia Series
Lord Abbett High Yield Municipal Bond Fund
Lord Abbett Insured Intermediate Tax-Free Fund
Michigan Series
Pennsylvania Series

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Large-Cap Core Fund
Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett All Value Fund
Lord Abbett Alpha Strategy Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Large-Cap Core Portfolio
Mid-Cap Value Portfolio

Lord Abbett U.S. Government & Government Sponsored
Enterprises Money Market Fund, Inc.

90 Hudson Street
Jersey City, New Jersey 07302-3973
800-201-6984

NOTICE OF MEETING OF SHAREHOLDERS
To Be Held December 18, 2006

NOTICE IS HEREBY GIVEN of a Meeting of the Shareholders of each of the above-listed Lord Abbett-sponsored Funds. The Meeting will be held at 90 Hudson Street, Jersey City, New Jersey, 07302-3973, on December 18, 2006, at 10:00 a.m., for the following purposes:

•                    To elect the members of each Fund’s Board of Directors/Trustees.

•                    To transact such other business as may properly come before the Meeting and any adjournments thereof.

By order of the Boards of Directors/Trustees

Lawrence H. Kaplan
October 30, 2006	Vice President and Secretary

COMBINED PROXY STATEMENT

MEETING OF SHAREHOLDERS
To Be Held December 18, 2006

TABLE OF CONTENTS

INTRODUCTION	1
PROPOSAL 1: TO ELECT THE MEMBERS OF EACH FUND’S BOARD OF DIRECTORS/TRUSTEES	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	7
ADDITIONAL INFORMATION	9
Exhibit A — Shares Outstanding as of October 2, 2006	A-1
Exhibit B — Shareholders Beneficially Owning More Than Five Percent of a Class of a Fund	B-1
Exhibit C — Information Pertaining to Board Member Nominees	C-1
Exhibit D — Length of Service of Board Member Nominees	D-1
Exhibit E — Security Ownership of Management	E-1
Exhibit F — Aggregate Dollar Range of Equity Ownership by Board Member Nominees	F-1
Exhibit G — Board and Committee Meetings	G-1
Exhibit H — Compensation of Independent Board Members	H-1
Exhibit I — Information Pertaining to Officers of the Funds	I-1

i

The Funds will be referred to throughout this Combined Proxy Statement as listed below:

Fund	Term Used in this Combined Proxy Statement
Lord Abbett Affiliated Fund, Inc.	Affiliated Fund
Lord Abbett Blend Trust	Blend Trust
Lord Abbett Small-Cap Blend Fund	Small-Cap Blend
Lord Abbett Bond-Debenture Fund, Inc.	Bond-Debenture
Lord Abbett Developing Growth Fund, Inc.	Developing Growth
Lord Abbett Global Fund, Inc.	Global Fund
Equity Series	Global Equity
Income Series	Global Income
Lord Abbett Investment Trust	Investment Trust
Lord Abbett Balanced Strategy Fund	Balanced Strategy
Lord Abbett Convertible Fund	Convertible Fund
Lord Abbett Core Fixed Income Fund	Core Fixed Income
Lord Abbett Diversified Equity Strategy Fund	Diversified Equity Strategy
Lord Abbett High Yield Fund	High Yield
Lord Abbett Income Strategy Fund	Income Strategy
Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund	Limited Duration
Lord Abbett Total Return Fund	Total Return
Lord Abbett U.S. Government & Government Sponsored Enterprises Fund	US Government Fund
Lord Abbett World Growth & Income Strategy Fund	World Growth Strategy
Lord Abbett Large-Cap Growth Fund	Large-Cap Growth
Lord Abbett Mid-Cap Value Fund, Inc.	Mid-Cap Value
Lord Abbett Municipal Income Fund, Inc.	Municipal Fund
Lord Abbett California Tax-Free Income Fund	CA Tax-Free
Lord Abbett Connecticut Tax-Free Income Fund	CT Tax-Free
Lord Abbett Hawaii Tax-Free Income Fund	HI Tax-Free
Lord Abbett Minnesota Tax-Free Income Fund	MN Tax-Free
Lord Abbett Missouri Tax-Free Income Fund	MO Tax-Free
Lord Abbett National Tax-Free Income Fund	National Tax-Free
Lord Abbett New Jersey Tax-Free Income Fund	NJ Tax-Free

Fund	Term Used in this Combined Proxy Statement
Lord Abbett New York Tax-Free Income Fund	NY Tax-Free
Lord Abbett Texas Tax-Free Income Fund	TX Tax-Free
Lord Abbett Washington Tax-Free Income Fund	WA Tax-Free
Lord Abbett Municipal Income Trust	Municipal Trust
Florida Series	Florida Series
Georgia Series	Georgia Series
Lord Abbett High Yield Municipal Bond Fund	High Yield Municipal
Lord Abbett Insured Intermediate Tax-Free Fund	Insured Intermediate
Michigan Series	Michigan Series
Pennsylvania Series	Pennsylvania Series
Lord Abbett Research Fund, Inc.	Research Fund
Lord Abbett America’s Value Fund	America’s Value
Lord Abbett Growth Opportunities Fund	Growth Opportunities
Lord Abbett Large-Cap Core Fund	Large-Cap Core
Small-Cap Value Series	Small-Cap Value
Lord Abbett Securities Trust	Securities Trust
Lord Abbett All Value Fund	All Value Fund
Lord Abbett Alpha Strategy Fund	Alpha Strategy
Lord Abbett International Core Equity Fund	International Core
Lord Abbett International Opportunities Fund	International Opportunities
Lord Abbett Large-Cap Value Fund	Large-Cap Value
Lord Abbett Micro-Cap Growth Fund	Micro-Cap Growth
Lord Abbett Micro-Cap Value Fund	Micro-Cap Value
Lord Abbett Value Opportunities Fund	Value Opportunities
Lord Abbett Series Fund, Inc.	Series Fund
All Value Portfolio	All Value Portfolio
America’s Value Portfolio	America’s Value Portfolio
Bond-Debenture Portfolio	Bond-Debenture Portfolio
Growth and Income Portfolio	Growth and Income Portfolio
Growth Opportunities Portfolio	Growth Opportunities Portfolio
International Portfolio	International Portfolio
Large-Cap Core Portfolio	Large-Cap Core Portfolio
Mid-Cap Value Portfolio	Mid-Cap Value Portfolio
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.	US Money Market

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards (which term as used herein refers to the Board of Trustees or the Board of Directors, as applicable) of the above-listed funds (each, a “Fund,” which term includes the individual series of the above-listed series companies or trusts, where applicable, and collectively, the “Funds”) to be voted at a Meeting of the Funds, to be held on December 18, 2006, at 10:00 a.m., at 90 Hudson Street, Jersey City, New Jersey, 07302-3973 and at any adjournments thereof (the “Meeting”).

Each Fund is a diversified open-end management investment company (other than CA Tax-Free, CT Tax-Free, Florida Series, Georgia Series, Global Income, High Yield Municipal, HI Tax-Free, Michigan Series, MN Tax-Free, MO Tax-Free, NJ Tax-Free, NY Tax-Free, Pennsylvania Series, TX Tax-Free, and WA Tax-Free, each of which is non-diversified). Each Fund is organized as a Maryland corporation or a series thereof, with the exception of Blend Trust, Investment Trust, Large-Cap Growth, Municipal Trust, and Securities Trust, which are organized as Delaware statutory trusts. The Boards have fixed the close of business on October 2, 2006 (the “Record Date”), as the record date for determination of shareholders of the Funds entitled to notice of, and to vote at, the Meeting. As of October 2, 2006, there were issued and outstanding for each Fund the number of shares identified in Exhibit A. A list of the Shareholders of record will be available for inspection at the offices of Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey, 07302-3973, until the date of the Meeting. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “Shares,” holders of Shares as of the Record Date are referred to as “Shareholders,” and the trustees or directors of each Fund are referred to as “Board Members.” Only Shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. This Combined Proxy Statement and the enclosed proxy card are first being mailed to Shareholders on or about October 30, 2006.

The Funds may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. The Funds will reimburse these persons for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Funds.

The solicitation of proxies will be primarily by mail. The Funds have retained ADP (Automatic Data Processing, Inc.), a proxy solicitation firm, to assist in the solicitation of proxies for this Meeting. There is no cost or expense borne by the Funds for the solicitation of this proxy. Officers and service contractors of the Funds also may solicit proxies by telephone or personal interview. Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the Shareholder’s identity. In all cases where a telephonic proxy is solicited, the Shareholder will be asked to provide his or her address, Social Security Number (in the case of an individual) or taxpayer identification number (in the case of an entity) and the number of Shares owned and to confirm that the Shareholder has received the Combined Proxy Statement and proxy card in the mail. Within 72 hours of receiving a Shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the Shareholder to ensure that the vote has been taken in accordance with the Shareholder’s instructions and to provide a telephone number to call immediately if the Shareholder’s instructions are not correctly reflected in the confirmation. Shareholders requiring further information as to telephonic or electronically transmitted voting instructions or the proxy generally should contact the Funds toll-free at 888-522-2388. Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the applicable Fund the written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

Shareholders are entitled to one vote for each full Share, and a proportionate vote for each fractional Share, of each Fund held as of the Record Date. Under Delaware law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more than one votes, the vote of the majority binds all; and (3) if more than one votes and the vote is evenly divided, each faction may vote the stock in question proportionally or any person voting the stock or any beneficiary may apply to a court of competent jurisdiction to appoint an additional person to act with the persons voting the stock and the stock shall then be voted as determined by a majority of those persons and the person appointed by the court. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the Shares represented by the proxy in accordance with the instructions marked thereon.

Security ownership of certain beneficial owners.

Exhibit B lists the beneficial owners of more than 5% of any class of a Fund as of October 2, 2006. Except as shown in that Exhibit, to the knowledge of the applicable Fund, as of October 2, 2006, no person is a beneficial owner of more than 5% of the outstanding Shares of any class of a Fund, as applicable.

PROPOSAL 1.

TO ELECT THE MEMBERS OF EACH FUND’S
BOARD OF DIRECTORS/TRUSTEES

Each Fund’s Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of its state of organization. The Board of each Fund appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

Each Fund’s Board has proposed a slate of nine nominees to serve on the Board of each Fund, each to hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Each nominee has consented to be named to serve as a Director/Trustee. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the following Board Member nominees: E. Thayer Bigelow, William H.T. Bush, Robert B. Calhoun, Jr., Robert S. Dow, Daria L. Foster, Julie A. Hill, Franklin W. Hobbs, Thomas J. Neff and James L.L. Tullis. Certain biographical and other information relating to the Board Member nominees is set forth in Exhibits C and D.

The Funds’ Boards know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as may be appointed.

Security ownership of management.

Exhibits E and F provide information about the beneficial ownership of Shares of each Fund by the Fund’s Board Member nominees, as applicable, including the aggregate dollar range of equity ownership in each Fund and other Lord Abbett-sponsored funds, as of October 2, 2006. As of October 2, 2006, the Fund’s Board Members and executive officers owned, as a group, less than 1% of the issued and outstanding Shares of all classes of each Fund.

Board and Committee Meetings.

During each Fund’s previous fiscal year, the Board of such Fund held the number of regularly scheduled and special meetings indicated in Exhibit G. Each of the Board Members then in office attended at least 75 percent of the total number of meetings of the Boards and, if a committee member, of the total number of meetings of applicable Board committees held during the period for which he or she served.

The standing committees of each Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contracts Committee.

The Audit Committee of each Fund is composed wholly of Board Members who are not “interested persons” of the Fund. The members of the Audit Committee for each Fund are Messrs. Bigelow, Calhoun and Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board of each Fund in fulfilling its responsibilities relating to accounting matters, the reporting practices of the applicable Fund, and the quality and integrity of each Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds’ independent registered public accounting firm and considering violations of the Fund’s Code of Ethics to determine what action should be taken. In general, each Audit Committee meets quarterly. Exhibit G sets forth the number of meetings of the Audit Committee in each Fund’s previous fiscal year.

The Proxy Committee of each Fund is composed of at least two Board Members who are not “interested persons” of the Fund, and also may include one or more Board Members who are partners or employees of Lord Abbett. The current members of the Proxy Committee for each Fund (except Large-Cap Growth) are three independent Board Members: Messrs. Bush, Neff, and Tullis. (In the case of Large-Cap Growth, the current members of the Proxy Committee are Messrs. Bush and Neff.) The Proxy Committee (i) monitors the actions of Lord Abbett in voting proxies with respect to securities held by the Funds; (ii) evaluates the policies of Lord Abbett in voting such securities; and (iii) meets with Lord Abbett to review the policies in voting such securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. Exhibit G sets forth for each Fund the number of meetings of the Proxy Committee held in each Fund’s previous fiscal year.

The Contracts Committee consists of all Board Members who are not “interested persons” of the Funds. The Contracts Committee conducts much of the factual inquiry undertaken by the Board Members in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. In addition, members of the Committee conduct inquiries into the portfolio management approach and results of Lord Abbett, and report the results of those inquiries to the Nominating and Governance Committee and to the Board. Exhibit G sets forth for each Fund the number of meetings of the Contracts Committee held in the Fund’s previous fiscal year.

The Nominating and Governance Committee of each Fund is composed of all the Board Members who are not “interested persons” of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Board Members and as committee members; and (ii) periodically reviewing director/trustee compensation. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds’ shareholders to serve as an independent Director/Trustee. Exhibit G sets forth for each Fund the number of meetings of the Nominating and Governance Committee held for each Fund in the Fund’s previous fiscal year.

To view the Nominating and Governance Committee Charter, please visit our website at www.LordAbbett.com.

Policies Concerning Board or Committee Nominees.

The Nominating and Governance Committee of each Fund expects that no candidate to be an independent Board member may be an “interested person” (within the meaning of the Investment Company Act of 1940) of the Fund, any adviser to the Fund, or the principal underwriter of the Fund. A candidate should have a reputation for integrity, honesty, and adherence to high ethical standards. The candidate should have demonstrated business acumen, experience, and ability to exercise sound judgment in matters that relate to the objectives of the Fund and should be willing and able to contribute positively to decision-making processes of the Fund. The candidate should be committed to understanding the Fund and the responsibilities of an independent board member of an investment company and to regularly attending and participating in meetings of the Board and the committees on which the candidate would be a member. The candidate should have the ability to understand the sometimes-conflicting interests of the various constituencies of the Fund and to act in the interests of all shareholders. The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all shareholders or to fulfill the responsibilities of an independent Board Member. The candidate should have the ability to serve a sufficient number of years before reaching the Fund’s mandatory retirement age for Board Members. Nominees shall not be discriminated against on the basis of race, religion, national origin, gender, sexual orientation, disability, or any other basis proscribed by law. For each candidate, the Nominating and Governance Committee shall evaluate specific experience in light of the makeup of the then-current Board. The Nominating and Governance Committee may determine that a candidate who does not have the type or previous experience or knowledge referred to above should nevertheless be considered as a nominee if the candidate is determined to have additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an independent Board Member. In evaluating candidates, the Nominating and Governance Committee shall seek to have at least one independent director/trustee qualify as an “audit committee financial expert,” as such term is defined by rules under the 1940 Act, and preference may be given to candidates believed to qualify as audit committee financial experts.

The Nominating and Governance Committee expects that in most instances candidates to serve as a Board Member will be identified by one or more members of the Committee. The Committee, however, reserves the right to consider candidates identified by other sources, and may retain a search firm or other consultant. Upon the identification of one or more candidates, generally each member of the Committee (and in all instances not less than a majority of the members of the Committee) will meet with the candidate to assess the candidate’s qualifications and interest in serving. Following such meetings, the Committee will decide whether to nominate a candidate.

Shareholder Recommendations.

The Nominating and Governance Committee’s policy is to consider Board Member nominations recommended by shareholders using the same criteria the committee uses in considering potential Board Member nominations from other sources. The Nominating and Governance Committee believes, however, with respect to shareholder recommendations, the potential nominee must be able to demonstrate an ability to represent all shareholders and not just a limited set of shareholders. The policies and procedures governing the receipt and consideration of nominations by shareholders are the same as those with regard to shareholder communications set forth below.

The President and other officers of the Fund, although not members of the Nominating and Governance Committee, may be solicited for their input on candidates and to recruit candidates for the Board. The Nominating and Governance Committee shall give candidates recommended by the President and other officers of the Fund the same consideration as any other candidate.

Shareholder Communications.

A shareholder of any of the Funds wishing to communicate with the Board of that Fund or a particular committee of the Board may do so in a writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. These communications should be addressed as follows: Board of Directors/Trustees, Lord Abbett Funds, 90 Hudson Street, Jersey City, New Jersey 07032-3973.

The Secretary of the Funds is responsible for collecting, reviewing, and organizing all properly submitted shareholder communications. For each properly submitted shareholder communication, the Secretary, in most instances, will either provide a copy of the communication to the Board or the appropriate committee, at the Board’s or committee’s next regularly-scheduled meeting, if practicable; or if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board or the committee promptly after receipt. The Secretary may determine that a shareholder communication should not be provided to the appropriate Board or committee because the communication: (i) does not reasonably relate to the Fund or the Fund’s operations, management, activities, policies, service providers, Board, Board committee(s), officers, shareholders, or other matters relating to an investment in the Fund; (ii) is ministerial in nature (such as a request for Fund literature, share data, or financial information); or (iii) otherwise is not appropriate for resolution by the Board. The Secretary shall determine the appropriate handling of all such communications that are not provided to the Board or a committee. The Secretary shall periodically report to the Board the volume and nature of shareholder communications that were not provided to the Board or a committee. Notwithstanding the foregoing, the Secretary shall promptly forward to the Audit Committee of the Fund shareholder complaints alleging questionable accounting or auditing matters. Such communications shall be forwarded irrespective of the form of such communications and such communications may be submitted anonymously by shareholders.

Compensation of Board Members.

Exhibit H summarizes the compensation for each of the Board Members for each Fund and for all Lord Abbett-sponsored funds, other than Mr. Dow and Ms. Foster, who did not receive any compensation from any of the Funds or any other Lord Abbett-sponsored fund.

Officers.

Information relating to the officers of each Fund is set forth in Exhibit I to this Combined Proxy Statement. Officers of each Fund are elected and appointed by the Board of each Fund and hold office until they resign, are removed, or are otherwise disqualified to serve.

Each proposal to elect the Board Member nominees to serve on a Fund’s Board is independent and not contingent on the election of the Board Member nominees to serve on any other Fund’s Board.

The Board Members, including the outside Board Members, unanimously recommend Shareholders vote FOR each of the nominees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of each Fund, including a majority of the Board Members who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP (‘‘D&T’’) to audit the financial statements of each Fund for the current fiscal year. The Funds know of no direct or indirect financial interest of D&T in any Fund. Representatives of D&T will be present at the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The following table sets forth the amount D&T billed the Funds, for professional services rendered by D&T for the two fiscal years indicated in the table and certain other information.

Fund	Fiscal Year Ended		Audit Fees(1)	Audit- Related Fees(2)	Tax Fees(3)	Total Fees for Services Provided to Fund	All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates
Affiliated Fund	10/31/06	*	$47,000	$3,547	$10,335	$60,882	$-0-
	10/31/05		$47,000	$3,084	$10,625	$60,709	$165,650
Blend Trust	7/31/06		$36,000	$235	$6,984	$43,219	$5,500
	7/31/05		$36,000	$82	$6,865	$42,947	$165,650
Bond-Debenture	12/31/05		$59,000	$1,123	$9,177	$69,300	$105,500
	12/31/04		$58,000	$1,448	$9,409	$68,857	$120,650
Developing Growth	7/31/06		$36,000	$140	$6,890	$43,030	$5,500
	7/31/05		$39,000	$157	$6,940	$46,097	$165,650
Global Fund	12/31/05		$73,000	$20	$14,721	$87,741	$105,500
	12/31/04		$73,000	$22	$14,129	$87,151	$120,650
Investment Trust	11/30/05		$279,000	$408	$63,685	$343,093	$105,500
	11/30/04		$229,000	$502	$50,880	$280,382	$120,650
Large-Cap Growth	7/31/06		$36,000	$31	$6,825	$42,856	$5,500
	7/31/05		$36,000	$20	$6,818	$42,838	$165,650
Mid-Cap Value	12/31/05		$38,000	$1,407	$8,121	$47,528	$105,500
	12/31/04		$36,000	$1,338	$8,030	$45,368	$120,650
Municipal Fund	9/30/06	*	$261,000	$294	$68,199	$329,493	$-0-
	9/30/05		$229,000	$347	$65,882	$295,229	$165,650
Municipal Trust	9/30/06	*	$166,000	$199	$40,960	$207,159	$-0-
	9/30/05		$115,000	$73	$32,828	$147,901	$165,650
Research Fund	11/30/05		$136,000	$668	$27,334	$164,002	$105,500
	11/30/04		$117,000	$518	$26,221	$143,739	$120,650
Securities Trust	10/31/06	*	$227,000	$739	$50,052	$277,791	$-0-
	10/31/05		$212,000	$308	$43,057	$255,365	$165,650
Series Fund	12/31/05		$250,000	$373	$44,213	$294,586	$105,500
	12/31/04		$236,000	$289	$37,000	$273,289	$120,650
US Money Market	6/30/06		$29,000	$59	$6,202	$34,411	$55,500
	6/30/05		$37,000	$56	$5,094	$42,150	$115,650

*        Consists of estimated fees

(1)     Consists of fees for audits of the Funds’ annual financial statements.

(2)     Consists of each Fund’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and related Board-approved procedures.

(3)     Fees for the fiscal years 2006, 2005 and 2004 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and Delaware Form 1.

D&T did not bill any Fund, the Funds’ investment adviser or any entity controlling, controlled by, or under common control with the Funds’ investment adviser that provides services to a Fund for any professional services rendered for financial information systems design and implementation.

The Funds’ Audit Committees have adopted policies and procedures that generally provide that the Funds’ Audit Committees must pre-approve any audit, audit-related, tax, and other services to be provided by the independent registered public accounting firm to each Fund or to each Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to each Fund if the engagement relates directly to operations and financial reporting of each Fund, to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Each Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committees at their next scheduled meetings. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it must be pre-approved by the Audit Committees. Any proposed services exceeding pre-approved cost levels, requires specific pre-approval by the Audit Committees. The Funds’ Audit Committees have considered the provision of non-audit services rendered to each Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to each Fund and have determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence.

ADDITIONAL INFORMATION

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice. If any such other matters do come before the Meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

a.                  Timeliness of Shareholder Proposals

Any shareholder proposal to be presented for action at a Fund’s next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund’s principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. No Fund intends to hold another annual or special meeting of shareholders unless required to do so by the Investment Company Act or by the laws of the state in which the Fund is organized.

b.                 Investment Adviser, Administrator and Underwriter

Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, New Jersey, 07302-3973, acts as investment adviser to each Fund. Lord, Abbett & Co. LLC provides certain administrative services not involving the provision of investment advice to the Fund. Lord Abbett Distributor LLC, a subsidiary of Lord, Abbett & Co. LLC located at the same address, acts as principal underwriter to each Fund.

c.                  Report Available Upon Request

Each Fund will furnish, without charge, a copy of the Fund’s most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to any Shareholder upon request. A Shareholder may obtain such report(s) by writing to the applicable Fund or by calling 800-874-3733 or via the Internet at www.LordAbbett.com.

d.                 Quorum, Vote Required, and Voting Procedures

For all of the Funds except those listed below, a quorum for the Meeting consists of holders of one-third of the outstanding Shares of the applicable Fund (with all series taken together) present at the Meeting in person or by proxy. For the Funds listed below, a quorum consists of holders of a majority of the outstanding Shares present in person or by proxy.

• Affiliated Fund	• Global Fund	• Series Fund
• Bond-Debenture	• Municipal Trust

For all of the Funds, approval of Proposal 1 will require the affirmative vote of a majority of the votes cast (with all series taken together) at the Meeting. Shares for which there is an abstention or broker non-vote will be counted for quorum purposes but will not be treated as voted for purposes of determining whether the proposal has passed. Unmarked proxies will be voted FOR the proposal described in this Combined Proxy Statement and any other matters as deemed appropriate.

e.                  Adjournment for Insufficient Votes

If sufficient votes to approve the proposal “To Elect the Members of Each Fund’s Board of Directors/Trustees” are not received by a Fund by the meeting date, the persons named as proxies may propose one or more adjournments of the Meeting for that Fund only to allow further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to Shareholders with respect to such solicitation. Any such adjournment will require an affirmative vote of a majority of the Shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all Shareholders.

f.                    Questions

If you have any questions regarding the Meeting or need assistance in voting, please contact us at 888-L-ABBETT (888-522-2388).

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Blend Trust

Lord Abbett Small-Cap Blend Fund

Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.

Equity Series
Income Series

Lord Abbett Investment Trust

Lord Abbett Balanced Strategy Fund
Lord Abbett Convertible Fund
Lord Abbett Core Fixed Income Fund
Lord Abbett Diversified Equity Strategy Fund
Lord Abbett High Yield Fund
Lord Abbett Income Strategy Fund
Lord Abbett Limited Duration U.S. Government & Government

Sponsored Enterprises Fund

Lord Abbett Total Return Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett World Growth & Income Strategy Fund

Lord Abbett Large-Cap Growth Fund
Lord Abbett Mid-Cap Value Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.

Lord Abbett California Tax-Free Income Fund
Lord Abbett Connecticut Tax-Free Income Fund
Lord Abbett Hawaii Tax-Free Income Fund
Lord Abbett Minnesota Tax-Free Income Fund
Lord Abbett Missouri Tax-Free Income Fund
Lord Abbett National Tax-Free Income Fund
Lord Abbett New Jersey Tax-Free Income Fund
Lord Abbett New York Tax-Free Income Fund
Lord Abbett Texas Tax-Free Income Fund
Lord Abbett Washington Tax-Free Income Fund

Lord Abbett Municipal Income Trust

Florida Series
Georgia Series
Lord Abbett High Yield Municipal Bond Fund

Lord Abbett Insured Intermediate Tax-Free Fund
Michigan Series
Pennsylvania Series

Lord Abbett Research Fund, Inc.

Lord Abbett America’s Value Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Large-Cap Core Fund
Small-Cap Value Series

Lord Abbett Securities Trust

Lord Abbett All Value Fund
Lord Abbett Alpha Strategy Fund
Lord Abbett International Core Equity Fund
Lord Abbett International Opportunities Fund
Lord Abbett Large-Cap Value Fund
Lord Abbett Micro-Cap Growth Fund
Lord Abbett Micro-Cap Value Fund
Lord Abbett Value Opportunities Fund

Lord Abbett Series Fund, Inc.

All Value Portfolio
America’s Value Portfolio
Bond-Debenture Portfolio
Growth and Income Portfolio
Growth Opportunities Portfolio
International Portfolio
Large-Cap Core Portfolio
Mid-Cap Value Portfolio

Lord Abbett U.S. Government & Government Sponsored
Enterprises Money Market Fund, Inc.

Lawrence H. Kaplan
Vice President and Secretary

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Exhibit A:   Shares Outstanding as of October 2, 2006

Fund	Shares Outstanding
Affiliated Fund	1,308,804,799.51
Blend Trust
Small-Cap Blend	91,985,319.15
Bond-Debenture	975,818,173.69
Developing Growth	41,833,236.91
Global Fund
Equity Series	7,624,150.118
Income Series	8,248,486.263
Investment Trust
Balanced Strategy	104,812,944.09
Convertible Fund	23,569,105.16
Core Fixed Income	9,214,370.30
Diversified Equity Strategy	294,376.44
High Yield	23,820,337.26
Income Strategy	2,455,224.78
Limited Duration	28,354,975.39
Total Return	61,279,648.94
U.S. Government Fund	263,224,624.46
World Growth Strategy	11,524,038.59
Large-Cap Growth	40,498,645.60
Mid-Cap Value	452,812,781.08
Municipal Fund
CA Tax-Free	16,086,931.71
CT Tax-Free	9,181,628.47
HI Tax-Free	18,216,740.51
MN Tax-Free	9,572,594.99
MO Tax-Free	29,957,151.77
National Tax-Free	49,657,831.54
NJ Tax-Free	25,277,170.61
NY Tax-Free	22,082,123.31
TX Tax-Free	7,879,342.67
WA Tax-Free	8,607,972.82
Municipal Trust
Florida Series	14,823,025.94
Georgia Series	21,032,200.56
High Yield Municipal	67,827,880.19
Insured Intermediate	1,096,123.35
Michigan Series	13,872,075.14
Pennsylvania Series	17,871,623.79
Research Fund
America’s Value Fund	92,823,961.42
Growth Opportunities	39,196,141.41

A-1

Fund	Shares Outstanding
Large-Cap Core	33,092,414.52
Small-Cap Value	114,829,880.66
Securities Trust
All Value Fund	241,014,873.36
Alpha Strategy Fund	13,619,140.17
International Core	58,744,291.09
International Opportunities	22,304,759.18
Large-Cap Value	4,109,570.06
Micro-Cap Growth	513,593.73
Micro-Cap Value	803,134.92
Value Opportunities	5,784,058.30
Series Fund
All Value Portfolio	4,615,489.02
America’s Value Portfolio	5,789,312.94
Bond-Debenture Portfolio	21,253,894.67
Growth and Income Portfolio	68,730,169.75
Growth Opportunities Portfolio	6,016,844.49
International Portfolio	1,860,935.40
Large-Cap Core Portfolio	980,251.58
Mid-Cap Value Portfolio	56,862,849.69
US Money Market	372,876,230.96

A-2

Exhibit B:      Shareholders Beneficially Owning More Than Five Percent of a Class of a Fund

Except as set forth below, to the knowledge of the applicable Fund, as of October 2, 2006 no person is a beneficial owner of more than five percent of the outstanding Shares of any class of a Fund.

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Affiliated Fund	Edward Jones & Co. 201 Progress Parkway Maryland Hts, MO 63043-3009	Class A: Class B:	371,688,670.7740 23,541,933.3150	Class A: Class B:	36.59% 27.49%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class B: Class C:	6,025,555.7930 16,725,739.7590	Class B: Class C:	7.04% 15.91%
	MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class B: Class C: Class P:	12,023,033.2410 38,943,194.9190 4,958,151.4160	Class B: Class C: Class P:	14.04% 37.05% 18.29%
	Citigroup Global Markets Inc. 333 West 34th Street – 3rd Floor New York, NY 10001-2402	Class P:	13,282,722.4710	Class P:	49.00%
	Hartford Life Separate Account 401 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P:	4,735,294.4660	Class P:	17.47%
	Lord Abbett Balanced Series 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	37,122,463.0140	Class Y:	49.34%
	Bank of New York Cust. FBO Savings Plan for Employees & Partners of PWC LLP 1 Wall Street FL 12 New York, NY 10286-0001	Class Y:	9,886,407.3070	Class Y:	13.14%
	Bank of New York Cust. FBO Retirement Benefit Accumulation Plan for Employees of PWC LLP 1 Wall Street FL 12 New York, NY 10286-0001	Class Y:	6,619,967.5930	Class Y:	8.80%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Class Y:	4,317,262.2110	Class Y:	5.74%
Small-Cap Blend	Edward Jones & Co. 201 Progress Parkway Maryland Hts, MO 63043-3009	Class A: Class B:	12,063,709.8050 830,390.6940	Class A: Class B:	26.24% 14.93%
	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C: Class P:	2,763,053.4270 676,031.6010 5,352,984.5440 754,137.2600	Class A: Class B: Class C: Class P:	6.01% 12.16% 27.54% 14.34%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class B: Class C:	488,393.8140 2,841,075.9130	Class B: Class C:	8.78% 14.62%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Small-Cap Blend	Hartford Life Separate A/C 401 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P:	625,767.3170	Class P:	11.90%
	Citistreet Equities Citigroup Institutional Trust Inc. 400 Atrium Dr. Somerset, NJ 08873-4162	Class P:	580,019.2990	Class P:	11.03%
	MFS Heritage Trust Company FBO Certain Company Benefit Plans Boston, MA 02205-5824	Class P:	468,762.9720	Class P:	8.92%
	AUL Group Retirement Annuity Separate Acct II One American Square P.O. Box 1995 Indianapolis, IN 46206-9102	Class P:	541,297.5300	Class P:	10.30%
	The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	Class Y:	2,160,099.5770	Class Y:	13.71%
	State Street Bank & Trust Co. Mirant Services Master Pension Tr. 805 Pennsylvania Ave KC2-5 Kansas City, MO 64105-1307	Class Y:	793,895.2150	Class Y:	5.04%
	MG Trust Company Cust. FBO Presbyterian Church in America Tax Sheltered Annuity Plan 700 17th Street STE 300 Denver, CO 80202-3531	Class Y:	830,728.2810	Class Y:	5.27%
	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401(k) FINOPS-IC Funds 100 Magellan Way KW1C Covington KY 41015-1987	Class Y:	3,971,576.3460	Class Y:	25.21%
	SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456	Class Y:	1,421,850.2300	Class Y:	9.03%
	Wells Fargo Bank NA FBO Lakewood Lord Abbett P.O. Box 1533 Minneapolis, MN 55480-1533	Class Y:	915,059.8070	Class Y:	5.81%
Developing Growth	Edward Jones & Co. 201 Progress Parkway Maryland Hts, MO 63043-3009	Class A: Class B:	4,003,913.9720 231,491.0380	Class A: Class B:	15.77% 5.78%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class B: Class C:	341,676.2790 480,039.7310	Class B: Class C:	8.53% 14.99%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class B: Class C: Class P:	499,639.5770 734,408.9240 1,541,280.6720	Class B: Class C: Class P:	12.47% 22.94% 45.71%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Developing Growth	Copeland Retirement Trust Acct Tr. Smith Barney Corporate Trust Company Trustee 400 Atrium Dr. Somerset, NJ 08873-4162	Class P:	1,051,252.1210	Class P:	31.18%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class P:	592,507.2510	Class P:	17.57%
	Lord Abbett Alpha Series 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	4,745,892.4330	Class Y:	80.91%
Global Equity Fund	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	2,680,997.1820 100,625.3010	Class A: Class B:	45.75% 12.05%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class C:	49,635.5500	Class C:	5.57%
	Lord Abbett Profit Sharing Plan Daria L. Foster 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	1,977.0510	Class Y:	5.30%
	Lord Abbett Profit Sharing Plan Daniel H. Frascarelli 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	3,563.9530	Class Y:	9.56%
	Lord Abbett Profit Sharing Plan Philip P. Fang 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	2,061.7080	Class Y:	5.53%
	Lord Abbett Profit Sharing Plan John J. Koorey 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	1,954.4310	Class Y:	5.24%
	Lord Abbett Profit Sharing Plan Ralph W. Lettieri 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	2,351.3370	Class Y:	6.30%
	Lord Abbett Profit Sharing Plan Michael R. Brooks 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	2,146.7750	Class Y:	5.76%
	Lord Abbett Profit Sharing Plan Robert J. Ball 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	4,775.8910	Class Y:	12.81%
	Lord Abbett Profit Sharing Plan Richard Sieling 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	2,782.3540	Class Y:	7.46%
Global Income Fund	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	2,973,105.4120 62,312.0140	Class A: Class B:	41.59% 9.98%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Global Income Fund	Citigroup Global Markets Inc. 333 West 34th Street – 3rd Floor New York, NY 10001-2402	Class B: Class C:	77,626.1150 133,470.9150	Class B: Class C:	12.43% 12.73%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6486	Class B: Class C: Class P:	113,747.4750 154,558.6910 305.6700	Class B: Class C: Class P:	18.21% 14.74% 94.48%
	Lord Abbett Profit Sharing Plan Robert Dow 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	35,106.6720	Class Y:	27.69%
	Lord Abbett Profit Sharing Plan Stephen I. Allen 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	71,707.0410	Class Y:	56.56%
Balanced Strategy	Edward Jones & Co. 201 Progress Parkway Maryland Hts, MO 63043-3009	Class A: Class B: Class C:	61,823,134.3030 3,698,755.9640 901,181.8690	Class A: Class B: Class C:	75.04% 38.75% 7.18%
	Citigroup Global Markets Inc. 333 West 34th Street – 3rd Floor New York, NY 10001-2402	Class B: Class C:	591,723.4400 1,694,662.1040	Class B: Class C:	6.20% 13.50%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class B: Class C:	1,094,635.1710 3,741,365.8780	Class B: Class C:	11.47% 29.81%
	Mulligan Security Corp 11 Penn Plz New York, NY 10001-2006	Class P:	27,304.3550	Class P:	9.94%
	Allied Shipyard Inc. 401(k) Plan 310 Ledet Ln Larose, LA 70374-3700	Class P:	15,842.1030	Class P:	5.77%
	Master Molded Products Corp 1000 Davis Rd. Elgin, IL 60123-1383	Class P:	28,589.6450	Class P:	10.41%
	Lord Abbett Profit Sharing Plan Daria L. Foster 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	5,054.7600	Class Y:	8.71%
	Lord Abbett Profit Sharing Plan Linda L. Hom 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	6,177.5200	Class Y:	10.65%
	Lord Abbett Profit Sharing Plan Robert Dow 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	26,303.7470	Class Y:	45.33%
Convertible Fund	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	1,392,546.0760 109,848.4150	Class A: Class B:	17.60% 8.10%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C:	1,306,107.2340 481,961.8460 2,574,469.7430	Class A: Class B: Class C:	16.51% 35.53% 46.44%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Convertible Fund	Prudential Investment Management Service for the Benefit of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry St. 3 Gateway CTR F 11 Newark, NJ 07102	Class A:	849,419.4750	Class A:	10.74%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class B: Class C:	129,650.1300 914,638.9140	Class B: Class C:	9.56% 16.50%
	SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456	Class P:	57,762.1430	Class P:	26.24%
	SEI Private Trust Co. One Freedom Valley Drive Oaks, PA 19456	Class P:	146,817.8300	Class P:	66.70%
	PFPC Wrap Services FBO Morningstar MP Clients 760 Moore Rd. King of Prussia, PA 19406-1212	Class Y:	1,611,204.8760	Class Y:	18.87%
	State Street Bank & Trust Cust. FBO Blue Hen Investment Co. Inc. 200 Newport Avenue Ext. Quincy, MA 02171-2102	Class Y:	565,776.9760	Class Y:	6.63%
	KPMG Peat Marwick Pension Plan 3 Chestnut Ridge Rd. Montvale, NJ 07645-1842	Class Y:	1,173,779.5260	Class Y:	13.75%
	SEI Private Trust Co. 1 Freedom Valley Drive Oaks, PA 19456	Class Y:	2,626,294.7880	Class Y:	30.76%
Core Fixed Income	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	2,883,585.1890 167,590.5510	Class A: Class B:	53.84% 12.61%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class B: Class C: Class P:	278,537.2620 509,435.0550 89,473.4030	Class B: Class C: Class P:	20.97% 21.51% 81.54%
	MCBTrust Services Tr. Mechanical Contractors Assoc. 700 17th St. STE 300 Denver, CO 80202-3531	Class P:	10,781.8700	Class P:	9.83%
	Lord Abbett Profit Sharing Plan Richard D. Smola 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	3,841.6510	Class Y:	7.47%
	Lord Abbett Profit Sharing Plan Robert Dow 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	24,800.0260	Class Y:	48.21%
High Yield	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B: Class C:	6,331,953.9080 1,067,576.4640 257,323.5870	Class A: Class B: Class C:	49.16% 24.09% 7.01%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
High Yield	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C:	1,049,806.2310 650,903.5920 1,061,179.9400	Class A: Class B: Class C:	8.15% 14.69% 28.89%
	Citigroup Global Markets Inc. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class B: Class C:	556,321.6430 641,675.7980	Class B: Class C:	12.55% 17.47%
	Wilmington Trust Company Tr. FBO The Guild for Exceptional Children 1100 N. Market St. Wilmington, DE 19801-1243	Class P:	10,077.4590	Class P:	89.76%
	Lord Abbett Income Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	1,816,736.4750	Class Y:	64.34%
	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401(k) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	Class Y:	354,279.5650	Class Y:	12.55%
	UMBSC & Co. FBO Wels Investment Income Fd. P.O. Box 419260 Kansas City, MO 64141-6260	Class Y:	440,106.8000	Class Y:	15.59%
Income Strategy	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	861,485.6440 49,532.0530	Class A: Class B:	51.10% 30.04%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C:	94,165.8700 40,693.1410 226,480.1570	Class A: Class B: Class C:	5.59% 24.68% 37.58%
	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P:	69.8910	Class P:	100.00%
	Lord Abbett Profit Sharing Plan Daria L. Foster 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	982.7630	Class Y:	56.47%
	Lord Abbett Profit Sharing Plan William Jeremiah Delaney 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	515.8690	Class Y:	29.64%
Limited Duration	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class C:	4,032,441.8450 467,207.7110	Class A: Class C:	22.96% 5.16%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class C:	1,390,851.6640 3,538,613.8500	Class A: Class C:	7.92% 39.09%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Limited Duration	PIMS/Prudential Retirement as Nominee for the TTEE/Cust Pl 002 The City of Seattle Voluntary 710 Second Avenue 12th Floor Seattle, WA 98104	Class A:	1,004,599.5740	Class A:	5.72%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class C:	1,434,469.6660	Class C:	15.84%
	Lord Abbett Profit Sharing Plan Ernesto E. Gordon 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	6,747.8380	Class Y:	6.33%
	Lord Abbett Profit Sharing Plan Robert Lee 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	19,290.3360	Class Y:	18.08%
	Lord Abbett Profit Sharing Plan Robert Dow 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	60,352.9660	Class Y:	56.58%
Total Return Fund	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	10,149,133.6770 636,006.6740	Class A: Class B:	40.13% 18.68%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C: Class P:	1,705,733.9290 693,928.9250 2,071,238.1120 313,658.2250	Class A: Class B: Class C: Class P:	6.74% 20.38% 35.99% 38.36%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class B: Class C:	194,735.0190 586,573.2070	Class B: Class C:	5.72% 10.19%
	Hartford Life Separate Account 401 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P:	100,696.2450	Class P:	12.32%
	Capital Bank & Trust Co. TTEE FBO Miccosukee Tribe of Indians of Florida 401(k) Plan 8515 E. Orchard Rd. #2T2 Greenwood Vlg, CO 80111-5002	Class P:	205,710.2880	Class P:	25.16%
	Reliance Trust Co. FBO Easy Way Insulation Com 401(k) P.O. Box 48529 Atlanta, GA 30362-1529	Class P:	64,946.3290	Class P:	7.94%
	Lord Abbett World Growth & Income Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class Y:	4,555,353.8490	Class Y:	17.51%
	Lord Abbett Balanced Series 90 Hudson St. Jersey City, NJ 07302-3900	Class Y:	20,379,296.1960	Class Y:	78.35%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
U.S Government Fund	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B: Class C:	36,226,362.8090 1,264,705.2660 1,900,295.2310	Class A: Class B: Class C:	15.82% 9.85% 8.99%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A: Class B:	16,195,219.7550 1,172,883.4140	Class A: Class B:	7.07% 9.14%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class B: Class C:	2,745,560.9750 7,107,562.2580	Class B: Class C:	21.39% 33.64%
World Growth Strategy	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	6,008,063.0060 342,495.8280	Class A: Class B:	70.37% 42.30%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class B: Class C:	65,595.7970 502,272.2370	Class B: Class C:	8.10% 23.71%
	Morgan Stanley DW 3 Harborside Plaza 6th Floor Jersey City, NJ 07311-3907	Class C:	118,429.4710	Class C:	5.59%
	MG Trust Co. Agent Tr. Frontier Trust Co. Helfrich Bro Boiler Works Inc. 401(k) P.O. Box 10699 Fargo, ND 58106-0699	Class P:	1,432.4610	Class P:	95.49%
	Lord Abbett Profit Sharing Plan Patrick J. Browne 90 Hudson St. Jersey City, NJ 07302-3900	Class Y:	52,170.9500	Class Y:	91.91%
Large-Cap Growth	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	8,315,015.0010 606,391.3520	Class A: Class B:	38.81% 9.68%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class C:	759,794.2960	Class C:	10.89%
	Jack McDonald FBO McDonald Motors 401(k) Plan 805 S. Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class P:	2,811.4130	Class P:	96.17%
	Lord Abbett World Growth & Income Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class Y:	5,167,787.1280	Class Y:	88.61%
Mid-Cap Value	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	43,107,049.8240 4,160,015.1000	Class A: Class B:	14.49% 11.02%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C: Class P:	15,962,005.1690 5,339,477.2770 12,596,146.5020 6,600,940.8580	Class A: Class B: Class C: Class P:	5.37% 14.14% 27.87% 18.69%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class B: Class C:	2,721,159.5280 5,364,378.4760	Class B: Class C:	7.21% 11.87%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Mid-Cap Value	Citigroup Institutional Trust Co. Tr. Company Trustee 400 Atrium Dr. Somerset, NJ 08873-4162	Class P:	2,267,477.4490	Class P:	6.42%
	Hartford Life Separate Account 401 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P:	11,798,064.4060	Class P:	33.40%
	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401(k) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	Class P:	4,763,404.3750	Class P:	13.48%
	The Northern Trust Co. Tr. FBO Ameren Corp 401(k) Trust — DV P.O. Box 92994 Chicago, IL 60675-2956	Class Y:	7,850,777.4000	Class Y:	21.17%
	Wells Fargo Bank NA FBO BAE 401(k) — Lord Abbett Mid Cap VA P.O. Box 1533 Minneapolis, MN 55480-1533	Class Y:	4,631,163.4140	Class Y:	12.49%
	Ameriprise Trust Company for the Benefit of Ameriprise Trust Retirement Services Plans 50534 AXP Financial CTR Minneapolis, MN 55474-0505	Class Y:	2,017,238.6770	Class Y:	5.44%
	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans 401(k) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	Class Y:	4,473,077.7320	Class Y:	12.06%
CA Tax-Free	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-2302	Class A:	2,134,892.6370	Class A:	14.51%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A: Class C:	2,156,633.7620 135,997.7320	Class A: Class C:	14.66% 9.87%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class C:	797,072.8190 702,666.2850	Class A: Class C:	5.42% 50.97%
	Morgan Stanley DW 3 Harborside Plaza 6th Floor Jersey City, NJ 07311-3907	Class A:	1,553,256.4910	Class A:	10.56%
CT Tax-Free	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	958,345.8010	Class A:	10.44%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
CT Tax-Free	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A:	688,314.0910	Class A:	7.50%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A:	1,165,922.1760	Class A:	12.70%
	Susan Lynch 8 Bayberry Ln Greenwich, CT 06831-3008	Class A:	510,932.9060	Class A:	5.56%
HI Tax-Free	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	2,352,843.5900	Class A:	12.92%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A:	2,568,387.7650	Class A:	14.10%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A:	2,530,340.7010	Class A:	13.89%
	Morgan Stanley DW 3 Harborside Plaza 6th Floor Jersey City, NJ 07311-3907	Class A:	5,102,844.4260	Class A:	28.01%
MN Tax-Free	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	5,942,500.3810	Class A:	62.08%
MO Tax-Free	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	18,714,901.8350	Class A:	62.47%
National Tax-Free	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	16,219,967.2380	Class A:	37.37%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A:	2,431,948.8850	Class A:	5.60%
NJ Tax-Free	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A:	2,580,971.3610	Class A:	10.21%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A:	2,101,951.3880	Class A:	8.32%
NY Tax-Free	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A: Class C:	2,253,758.0670 281,457.2670	Class A: Class C:	19.20% 10.93%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class C:	1,612,525.4420 634,725.7250	Class A: Class C:	7.82% 43.29%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
NY Tax-Free	UBS Financial Services Inc. FBO Mrs. Diana Riklis 1020 Park Ave New York, NY 10028-0913	Class C:	73,901.7220	Class C:	5.04%
TX Tax-Free	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	3,952,596.7530	Class A:	50.16%
WA Tax-Free	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	3,231,159.1430	Class A:	37.54%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A:	815,120.1850	Class A:	9.47%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A:	695,732.8320	Class A:	8.08%
	Morgan Stanley DW 3 Harborside Plaza 6th Floor Jersey City, NJ 07311-3907	Class A:	559,702.8590	Class A:	6.50%
Florida Series	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	1,789,950.2490	Class A:	13.25%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A:	2,172,429.6530	Class A:	16.08%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class C:	1,051,903.9110 488,645.2490	Class A: Class C:	7.78% 37.30%
	UBS Financial Services Inc. FBO Kyle’s Partners L.P. 812 Grandview Avenue Suite 2B Pittsburgh, PA 15211-1466	Class C:	189,149.2220	Class C:	14.44%
Georgia Series	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	12,551,996.7990	Class A:	59.68%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A:	1,162,264.6550	Class A:	5.53%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A:	1,492,253.3480	Class A:	7.10%
High Yield Municipal	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	11,954,819.9920	Class A:	26.08%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A: Class C:	6,981,332.2280 4,743,296.7540	Class A: Class C:	15.23% 21.58%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
High Yield Municipal	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class C:	9,628,952.7060 8,879,364.6410	Class A: Class C:	21.00% 40.40%
	Lord Abbett & Co. LLC 90 Hudson St. Jersey City, NJ 07302-3900	Class B: Class P:	727.1230 729.4270	Class B: Class P:	100.00% 100.00%
Insured Intermediate	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	352,276.7670 18,047.9940	Class A: Class B:	48.62% 20.86%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C:	90,194.6260 34,746.0380 179,984.7340	Class A: Class B: Class C:	12.45% 40.16% 63.38%
	UBS Financial Services Inc. FBO Dunn Insurance Trust H Cecil Dunn Trustee 9508 Casa Grande Dr. Waco, TX 76712-6481	Class B:	7,656.9680	Class B:	8.85%
	UBS Financial Services Inc. FBO Harriette B Alexander Tr. Harriette B Alexander TTEE P.O. Box 483 Bloomfield, MI 48303-0483	Class C:	24,861.0580	Class C:	8.75%
	Lord Abbett & Co. LLC 90 Hudson St Jersey City, NJ 07302-3900	Class P:	1,092.6500	Class P:	100.00%
Michigan Series	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	6,170,044.4650	Class A:	44.48%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class A:	816,969.6390	Class A:	5.89%
Pennsylvania Series	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A:	2,057,599.7420	Class A:	11.51%
	Citigroup Global Markets Inc. 333 West 34th St — 3rd Floor New York, NY 10001-2402	Class A:	1,037,141.6400	Class A:	5.80%
America’s Value Fund	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043	Class A: Class B: Class C:	70,139,675.6290 2,826,340.4590 465,554.6550	Class A: Class B: Class C:	86.16% 59.38% 8.01%
	Citigroup Global Markets Inc. 333 West 34th St — 3rd Floor New York, NY 10001-2402	Class C:	852,382.8420	Class C:	14.67%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class C:	1,138,571.1950	Class C:	19.59%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
America’s Value Fund	Hartford Life Separate Account 401 401(k) UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	Class P:	124,476.2320	Class P:	75.64%
	UBATCO & Co. FBO Plastic Surgical Arts 401k P.O. Box 82535 Lincoln, NE 68501-2535	Class P:	26,129.9990	Class P:	15.88%
	Lord Abbett Income Strategy Fund 90 Hudson St Jersey City, NJ 07302-3900	Class Y:	567,919.3880	Class Y:	83.42%
Growth Opportunities	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	16,932,840.9150 1,040,488.2500	Class A: Class B:	58.94% 20.81%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class B: Class P:	373,835.5420 46,399.3780	Class B: Class P:	7.48% 6.37%
	Citigroup Global Markets Inc. 333 West 34th St — 3rd Floor New York, NY 10001-2402	Class C:	523,211.8300	Class C:	13.33%
	ING Life Ins & Annuity Co. Separate A/C F 151 Hartford Ave Hartford, CT 06156-0002	Class P:	262,332.7880	Class P:	36.03%
	ING National Trust DTD 151 Farmington Ave # TN41 Hartford, CT 06156-0001	Class P:	228,104.9360	Class P:	31.33%
	Hartford Life Separate Account 401 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P:	175,449.4500	Class P:	24.10%
	Lord Abbett World Growth & Income Strategy 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	439,985.5340	Class Y:	54.01%
	AMVESCAP NATL TR Co. TTEE FBO SCANA Corp. Stock Purchase Savings Plan P.O. Box 105779 Atlanta, GA 30348-5779	Class Y:	217,161.5320	Class Y:	26.66%
Large-Cap Core	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	13,452,658.3020 577,537.3330	Class A: Class B:	64.34% 21.33%
	Citigroup Global Markets Inc. 333 34th Street FL 3 New York, NY 10001-2402	Class B: Class C:	213,361.1020 502,289.7670	Class B: Class C:	7.88% 17.20%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	Class B: Class C:	383,598.5390 829,932.5710	Class B: Class C:	14.17% 28.42%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Large-Cap Core	TrustLynx & Co. Company #70G P.O. Box 173736 Denver, CO 80217-3736	Class P:	100,250.2710	Class P:	40.18%
	Copeland Retirement Trust Acct. Tr. Smith Barney Corporate Trust Company Trustee 400 Atrium Dr. Somerset, NJ 08873–4162	Class P:	63,577.9280	Class P:	25.48%
	Hartford Life Separate Account 401 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P:	26,378.8860	Class P:	10.57%
	Lord Abbett World Growth & Income Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	1,565,816.1340	Class Y:	24.83%
	Lord Abbett Balanced Series 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	4,566,765.3230	Class Y:	72.41%
Small-Cap Value	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C: Class P: Class Y:	5,953,109.8490 477,424.4010 1,273,922.5180 2,575,039.1860 1,477,468.2980	Class A: Class B: Class C: Class P: Class Y:	8.71% 20.00% 41.61% 20.00% 5.25%
	ING Life INS & Annuity Co. 151 Farmington Ave Hartford, CT 06156-0002	Class A: Class P:	6,159,052.1960 941,233.2780	Class A: Class P:	9.01% 7.31%
	Metlife Retirement Plans Group Reliance Trust Co. Tr. FBO Metlife Retirement & Savings 2 Montgomery St. Jersey City, NJ 07302-3802	Class A:	4,172,296.9190	Class A:	6.10%
	NFS LLC FEBO FIIOC as Agent for Qualified Employee Benefit Plans (401k) FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	Class A: Class Y:	3,546,575.0490 9,511,766.1910	Class A: Class Y:	5.19% 33.81%
	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class B:	238,898.0900	Class B:	10.01%
	Citigroup Global Markets Inc. 333 34th Street 3rd Floor New York, NY 10001-2402	Class B: Class C:	222,247.6410 262,931.9280	Class B: Class C:	9.31% 8.59%
	Citigroup Institutional Trust Co. Tr. Citigroup Institutional Trust Company Trustee 400 Atrium Dr. Somerset, NJ 08873-4162	Class P:	1,706,502.4780	Class P:	13.25%
	ING National Trust DTD 151 Farmington Ave #TN41 Hartford, CT 06156-0001	Class P:	1,735,280.6000	Class P:	13.48%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Small-Cap Value	Hartford Life Separate Account 401 401(k) Plan Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	Class P:	1,126,769.6170	Class P:	8.75%
	Lord Abbett Alpha Series 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	2,615,869.0010	Class Y:	9.30%
	Texasaver Program 401(k) Plan P.O. Box 13207 Austin, TX 78711-3207	Class Y:	2,104,250.4740	Class Y:	7.48%
	State Street Bank & Trust Tr. The New York Stock Exchange 401(k) Plan 105 Rosemont Rd. Westwood, MA 02090-2318	Class Y:	1,668,447.2370	Class Y:	5.93%
	The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	Class Y:	2,229,247.4870	Class Y:	7.92%
All Value Fund	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	97,129,701.1030 4,964,927.6620	Class A: Class B:	58.51% 22.45%
	Citigroup Global Markets 333 West 34th St. — 3rd Floor New York, NY 10001-2402	Class B: Class C:	2,296,510.5830 7,612,442.9350	Class B: Class C:	10.38% 15.40%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class B: Class C:	2,940,865.2630 14,010,255.5600	Class B: Class C:	13.30% 28.35%
	Hartford Life Separate Account 401 401(k) Plan P.O. Box 2999 Hartford, CT 06104-2999	Class P:	843,136.6920	Class P:	26.62%
	Citistreet Equities Citigroup Institutional Trust Inc. 2 Tower Center P.O. Box 1063 E. Brunswick, NJ 08816-1063	Class P:	192,465.4750	Class P:	6.08%
	EmJay Corp. Cust. FBO Plans of RPSA Customers Monica Javorcic c/o Great West 8515 E. Orchard Rd. Greenwood VLG, CO 80111-5002	Class P:	1,322,718.4530	Class P:	41.76%
	Lord Abbett Profit Sharing Plan Richard Larsen 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	22,790.3140	Class Y:	7.71%
	Lord Abbett Profit Sharing Plan Kenneth B. Cutler 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	24,308.1930	Class Y:	8.22%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Alpha Strategy	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	2,858,521.9730 224,035.4530	Class A: Class B:	34.77% 10.53%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C:	541,603.8910 311,213.9910 713,713.5760	Class A: Class B: Class C:	6.59% 14.63% 22.09%
	Citigroup Global Markets Inc. 333 West 34th Street — 3rd Floor New York, NY 10001-2402	Class B: Class C:	191,637.5850 470,670.7400	Class B: Class C:	9.01% 14.57%
	Lord Abbett Profit Sharing Plan Eric H. Gaugler 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	2,605.0790	Class Y:	6.44%
	Lord Abbett Profit Sharing Plan Christopher J. Towle 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	2,609.4340	Class Y:	6.45%
	Lord Abbett Profit Sharing Plan Andrew O’Brien 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	3,295.4140	Class Y:	8.14%
	Lord Abbett Profit Sharing Plan Barry Motz 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	2,405.1120	Class Y:	5.94%
International Core	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	25,533,719.7040 1,091,318.5120	Class A: Class B:	60.96% 32.99%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C:	2,362,495.8420 459,060.8060 2,205,877.2330	Class A: Class B: Class C:	5.64% 13.88% 24.24%
	Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001-2402	Class B: Class C:	350,488.4520 2,140,871.5860	Class B: Class C:	10.60% 23.52%
	Lord Abbett & Co. LLC 90 Hudson St. Jersey City, NJ 07302-3900	Class P:	1,028.8320	Class P:	24.31%
	MG Trust Co. Cust. FBO Morinda Medical Group Antonio Dura 700 17th St. STE 300 Denver, CO 80202-3531	Class P:	434.0110	Class P:	10.26%
	Jack McDonald FBO McDonald Motors 401(k) Plan 805 S. Wheatley St. STE 600 Ridgeland, MS 39157-5005	Class P:	298.0200	Class P:	7.04%
	MG Trust Co. Cust. FBO Saponaro Inc. 401(k) Plan 700 17th St. STE 300 Denver, CO 80202-3531	Class P:	2,316.2440	Class P:	54.73%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
International Core	Lord Abbett World Growth & Income Strategy Fund 90 Hudson St. Jersey City, NJ 07302-3900	Class Y:	3,815,784.8840	Class Y:	85.78%
International Opportunities	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B: Class C:	3,725,634.2170 283,279.1220 147,601.1260	Class A: Class B: Class C:	39.49% 11.58% 7.25%
	Citigroup Global Markets Inc. 333 West 34th St. — 3rd Floor New York, NY 10001-2402	Class C:	202,467.1760	Class C:	9.95%
	J.P. Morgan Securities Inc. 500 Stanton Christiana Rd. Newark, DE 19713-2107	Class P:	17,445.9180	Class P:	18.72%
	MG Trust Co. Cust. FBO Omaha Neon Sign Inc. 700 17th St. STE 300 Denver, CO 80202-3531	Class P:	25,905.5550	Class P:	27.80%
	J.P. Morgan Securities Inc. 500 Stanton Christiana Rd. Newark, DE 19713-2107	Class P:	25,374.7830	Class P:	27.23%
	J.P. Morgan Securities Inc. 500 Stanton Christiana Rd. Newark, DE 19713-2107	Class P:	15,873.0160	Class P:	17.04%
	Lord Abbett Alpha Series 90 Hudson St. Jersey City, NJ 07302-3900	Class Y:	8,023,177.9430	Class Y:	96.72%
Large-Cap Value	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	804,441.0690 41,987.0220	Class A: Class B:	56.28% 20.22%
	The Dow Foundation 90 Hudson Street Jersey City, NJ 07302-3900	Class A:	119,217.0070	Class A:	8.34%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class B: Class C:	47,764.1320 60,547.9310	Class B: Class C:	23.01% 18.79%
	Lord Abbett & Co. LLC 90 Hudson St. Jersey City, NJ 07302-3900	Class P:	1,059.2740	Class P:	100.00%
	Liz Claiborne Foundation 1 Claiborne Ave North Bergen, NJ 07047-6499	Class Y:	265,142.3090	Class Y:	12.34%
	Bank of NY TTEE FBO Veba Life Master Tr. for Non Union Empls. of Keyspan Corp. Keyspan Corp. Non Union Life Veba 1 Metrotech Ctr. Fl. 22 Brooklyn, NY 11201-3831	Class Y:	279,411.7650	Class Y:	13.00%
	US Bank FBO Synod Equity Fd P.O. Box 1787 Milwaukee, WI 53201-1787	Class Y:	224,369.1010	Class Y:	10.44%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Large-Cap Value	Wells Fargo Bank NA FBO U of a FDN-Mutual Fund P.O. Box 1533 Minneapolis, MN 55480-1533	Class Y:	844,143.5020	Class Y:	39.27%
	Wells Fargo Bank NA FBO U of a FDN-Restricted Mutual Fund P.O. Box 1533 Minneapolis, MN 55480-1533	Class Y:	438,247.0120	Class Y:	20.39%
Micro-Cap Growth	John J. Walsh NYAC 180 Central Park South Box 1190 New York, NY 10019-1562	Class A:	39,610.3630	Class A:	10.04%
	Daniel E. Carper & Margaret A. Carper P.O. Box 1026 Eastsound, WA 98245-1026	Class A:	104,038.8730	Class A:	26.37%
	Susan E. Lynch & Robert S. Dow Tr. U/A Charles R. Lynch 90 Hudson Street Jersey City, NJ 07302-3900	Class A:	31,063.0840	Class A:	7.87%
	Susan E. Lynch & Robert S. Dow Tr. U/A Andrew E. Lynch 90 Hudson Street Jersey City, NJ 07302-3900	Class A:	31,063.0840	Class A:	7.87%
	Susan E. Lynch & Robert S. Dow Tr. U/A Ronald P. Lynch 90 Hudson Street Jersey City, NJ 07302-3900	Class A:	31,063.0840	Class A:	7.87%
	The Dow Foundation 90 Hudson Street Jersey City, NJ 07302-3900	Class A:	90,103.6100	Class A:	22.84%
	Susan Lynch 8 Bayberry Ln. Greenwich, CT 06831-3008	Class A:	24,910.5040	Class A:	6.31%
	Lord Abbett Profit Sharing Plan Zane Brown 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	10,282.0910	Class Y:	8.64%
Micro-Cap Value	Diane G. Noelke Robert J. Noelke 90 Hudson Street Jersey City, NJ 07302-3900	Class A:	59,004.8620	Class A:	8.80%
	John J. Walsh 180 Central Park South Box 1190 New York, NY 10019-1562	Class A:	45,025.4540	Class A:	6.71%
	Daniel E. Carper & Margaret A. Carper P.O. Box 1026 Eastsound, WA 98245-1026	Class A:	205,044.8270	Class A:	30.58%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Micro-Cap Value	Robert S. Dow Tr. FBO Lindsay J. Dow 90 Hudson Street Jersey City, NJ 07302-3900	Class A:	48,975.8850	Class A:	7.30%
	The Dow Foundation 90 Hudson Street Jersey City, NJ 07302-3900	Class A:	85,032.5630	Class A:	12.68%
	Susan Lynch 8 Bayberry Ln. Greenwich, CT 06831-3008	Class A:	44,210.9540	Class A:	6.59%
	Lord Abbett Profit Sharing Plan Gerard Heffernan 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	8,512.6260	Class Y:	6.42%
	Lord Abbett Profit Sharing Plan Susan L. Keiser 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	6,851.9230	Class Y:	5.17%
Value Opportunities	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B:	934,961.0830 69,744.7080	Class A: Class B:	22.33% 17.44%
	MLPF&S for the Sole Benefit of Its Customers 4800 Deer Lake Dr. E FL 3 Jacksonville, FL 32246-6484	Class A: Class B: Class C:	314,045.9220 43,720.1450 265,483.1650	Class A: Class B: Class C:	7.50% 10.93% 28.01%
	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3900	Class P:	1,000.0000	Class P:	100.00%
	Lord Abbett Diversified Equity Strategy Fund 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	33,283.4680	Class Y:	13.37%
	Lord Abbett Profit Sharing Plan Joseph Leonti 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	14,609.0580	Class Y:	5.87%
	Lord Abbett Profit Sharing Plan Lesley-Jane Dixon 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	17,762.9280	Class Y:	7.13%
All Value Portfolio	Allstate Life Insurance Company 3100 Sanders Rd. STE K4A Northbrook, IL 60062-7154		893,668.2330		19.36%
	Hartford Life Insurance Company Separate Account P.O. Box 2999 Hartford, CT 06104-2999		272,773.0480		5.91%
	Sun Life Financial — VA P.O. Box 9134 Wellesley Hls, MA 02481-9134		1,152,773.5070		24.98%
	Hartford Life & Annuity Separate Account P.O. Box 2999 Hartford, CT 06104-2999		1,998,771.2980		43.31%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number	Percent of Class
America’s Value Portfolio	Protective Life Insurance Co. Investment Products Services Variable Life Separate Acct. P.O. Box 2606 Birmingham, AL 35202-2606	324,565.9590	5.61%
	Protective Life Insurance Co. Investment Products Services Variable Life Separate Acct. P.O. Box 2606 Birmingham, AL 35202-2606	3,758,884.1100	64.93%
	Hartford Life & Annuity Separate Account P.O. Box 2999 Hartford, CT 06104-2999	1,286,004.5810	22.21%
Bond-Debenture Portfolio	Allstate Life Insurance Company 3100 Sanders Rd. STE K4A Northbrook, IL 60062-7154	2,444,816.7770	11.50%
	Protective Life Insurance Co. Investment Products Services Variable Annuity Separate Acct. P.O. Box 2606 Birmingham, AL 35202-2606	10,095,563.6800	47.50%
	Mony Life Insurance Co. of Amer. FBO Mony America Variable Acct. 1290 Avenue of the Americas STE 501 New York, NY 10104-0501	1,378,829.6230	6.49%
	Hartford Life & Annuity Separate Acct. P.O. Box 2999 Hartford, CT 06104-2999	2,469,285.1190	11.62%
	Phoenix Home Life Variable Insurance Company 31 Tech Valley Dr. E Greenbush, NY 12061-4134	1,282,945.0210	6.04%
Growth & Income Portfolio	Sun Life Financial — VA P.O. Box 9134 Wellesley Hills, MA 02481-9134	8,901,501.6230	12.95%
	ING Life Ins. & Annuity Co. 151 Farmington Ave. Hartford, CT 06156-0002	8,638,341.1620	12.57%
	Sun Life of Canada (US) P.O. Box 9133 Wellesley Hills, MA 02481-9133	6,242,553.1650	9.08%
	AIG SunAmerica Life Assurance Company Variable P.O. Box 54299 Los Angeles, CA 90054-0299	14,854,277.2830	21.61%
	Protective Life Insurance Co. Investment Products Services Variable Annuity Separate Acct. P.O. Box 2606 Birmingham, AL 35202-2606	7,017,823.3650	10.21%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number	Percent of Class
Growth & Income Portfolio	Hartford Life & Annuity Separate Account P.O. Box 2999 Hartford, CT 06104-2999	3,973,157.5580	5.78%
	Phoenix Home Life Variable Insurance Company 31 Tech Valley Dr. E. Greenbush, NY 12061-4134	4,161,271.1350	6.05%
Growth Opportunities Portfolio	Allstate Life Insurance Company 3100 Sanders Rd. STE K4A Northbrook, IL 60062-7154	760,350.6990	12.64%
	Protective Life Insurance Co. Investment Products Services Variable Annuity Separate Acct. P.O. Box 2606 Birmingham, AL 35202-2606	959,613.0210	15.95%
	Sun Life Financial — VA P.O. Box 9134 Wellesley Hills, MA 02481-9134	3,617,880.4580	60.13%
International Portfolio	Sun Life Assurance Company of Canada (US) P.O. Box 9133 Wellesley Hills, MA 02481-9133	593,452.4750	31.89%
	Midlife National Life Ins. Co. 1 Midland Plz. Sioux Falls, SD 57193-0002	526,506.6780	28.29%
	Midlife National Life Ins. Co. 1 Midland Plz. Sioux Falls, SD 57193-0002	138,936.6500	7.47%
	Midland National Life Ins. Co. Annuity Division P.O. Box 79907 Des Moines, IA 50325-0907	581,782.6500	31.26%
Large-Cap Core Portfolio	Hartford Life Insurance Co. Separate Account P.O. Box 2999 Hartford, CT 06104-2999	176,231.4420	17.98%
	Hartford Life & Annuity Separate Account P.O. Box 2999 Hartford, CT 06104-2999	783,969.6370	79.98%
Mid-Cap Value Portfolio	Sun Life Financial — VA P.O. Box 9134 Wellesley Hills, MA 02481-9134	3,147,468.1450	5.54%
	The Travelers Insurance Company P.O. Box 990027 Hartford, CT 06199-0027	3,828,120.2700	6.73%
	The Travelers Life & Annuity Company P.O. Box 990027 Hartford, CT 06199-0027	2,931,230.5480	5.15%
	ING Life Ins. & Annuity Co. 151 Farmington Ave Hartford, CT 06156-0002	12,530,856.2290	22.04%

		Number of Shares Beneficially Owned as of October 2, 2006
Fund	Name and Address of Beneficial Owner	Number		Percent of Class
Mid-Cap Value Portfolio	Sun Life Assurance Company of Canada (US) P.O. Box 9133 Wellesley Hills, MA 02481-9133		4,741,094.7790		8.34%
	AIG SunAmerica Life Assurance Company Variable PO Box 54299 Los Angeles, CA 90054-0299		11,810,868.9670		20.77%
	Protective Life Insurance Co. Investment Products Services Variable Annuity Separate Acct. P.O. Box 2606 Birmingham, AL 35202-2606		6,754,903.9330		11.88%
US Money Market	Edward Jones & Co. 201 Progress Pkwy Maryland Hts, MO 63043-3009	Class A: Class B: Class C:	20,064,695.8580 2,174,700.2860 1,086,413.1480	Class A: Class B: Class C:	6.12% 8.97% 8.37%
	Lord Abbett & Co. LLC 90 Hudson St. Jersey City, NJ 07302-3900	Class A:	33,515,303.1800	Class A:	10.23%
	Lord Abbett Distributor LLC 90 Hudson St. Jersey City, NJ 07302-3900	Class A:	37,371,063.9200	Class A:	11.40%
	Citigroup Global Markets Inc. 333 West 34th St. — 3rd Floor New York, NY 10001-2402	Class B: Class C:	3,827,086.7860 2,329,727.8700	Class B: Class C:	15.79% 17.94%
	Lord Abbett Profit Sharing Plan Paul Blaney 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	1,250,169.9600	Class Y:	15.87%
	Lord Abbett Profit Sharing Plan William D. Cohen 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	508,120.4700	Class Y:	6.45%
	Lord Abbett Profit Sharing Plan William T. Hudson 90 Hudson Street Jersey City, NJ 07302-3900	Class Y:	630,209.0300	Class Y:	8.00%
	Lord Abbett & Company Profit Sharing Plan 90 Hudson St. Jersey City, NJ 07302-3900	Class Y:	405,888.7300	Class Y:	5.15%

Exhibit C:   Information Pertaining To Board Member Nominees

Table 1.   Certain biographical and other information relating to each Board Member nominee who is an “interested person” of each Fund, as that term is defined in the Investment Company Act, is set forth below. Mr. Dow is an interested person of the Funds because he is the Managing Partner and Chief Executive Officer of Lord, Abbett & Co. LLC, each Fund’s investment adviser. Ms. Foster is an interested person of the Funds because she is a Partner and Director of Marketing and Client Service of Lord, Abbett & Co. LLC, each Fund’s investment adviser. For information as to term of office and length of time served on each Board, see Exhibit D.

Name, Address and Year of Birth	Current Position with Fund	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow* Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director/Trustee; Chairman	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A
Daria L. Foster** Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director/Trustee	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

*        Mr. Dow is currently a Trustee/Director of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

**     Ms. Foster is currently a Trustee/Director of thirteen of the Lord Abbett-sponsored funds, consisting of 54 portfolios or series, and is not a Trustee of Large-Cap Growth.

Table 2.   Certain biographical and other information relating to the Board Member nominees who are not ‘‘interested persons’’ of each Fund, as that term is defined in the Investment Company Act, is set forth below. For information as to term of office and length of time served on each Board, see Exhibit D.

Name, Address and Year of Birth	Current Position with Fund	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow* Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director/Trustee

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 – 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 – 1997).

Currently serves as director of Adelphia Communications, Inc.; Crane Co.; and Huttig Building Products Inc.
William H.T. Bush* Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director/Trustee	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).
Robert B. Calhoun, Jr.* Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director/Trustee	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.
Julie A. Hill* Lord,Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director/Trustee

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).

Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (US) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Name, Address and Year of Birth	Current Position with Fund	Principal Occupation During Past Five Years	Other Directorships
Franklin W. Hobbs* Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee

Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).

Currently serves as director of Molson Coors Brewing Company.
Thomas J. Neff* Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director/Trustee	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.
James L.L. Tullis** Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

*        Except for Mr. Tullis, each of the outside Board Members is currently a Trustee/Director of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

**     Mr. Tullis is currently a Trustee/Director of thirteen of the Lord Abbett-sponsored funds, consisting of 54 portfolios or series, and is not a Trustee of Large Cap Growth.

Exhibit D:   Length of Service of Board Member Nominees

Set forth below is the year in which each current Board Member nominee became a Board Member of each Fund on whose Board he or she currently serves.

Fund	Dow**	Foster**	Bigelow	Bush	Calhoun
Affiliated Fund	1995	2006	1994	1998	1998
Blend Trust	2001	2006	2001	2001	2001
Bond-Debenture	1989	2006	1994	1998	1998
Developing Growth	1995	2006	1994	1998	1998
Global Fund	1995	2006	1994	1998	1998
Investment Trust	1989	2006	1994	1998	1998
Large-Cap Growth*	1999	N/A	1999	1999	1999
Mid-Cap Value	1995	2006	1994	1998	1998
Municipal Fund	1989	2006	1994	1998	1998
Municipal Trust	1991	2006	1994	1998	1998
Research Fund	1996	2006	1996	1998	1998
Securities Trust	1993	2006	1994	1998	1998
Series Fund	1995	2006	1994	1998	1998
US Money Market	1989	2006	1994	1998	1998

Fund	Hill	Hobbs	Neff	Tullis
Affiliated Fund	2004	2000	1982	2006
Blend Trust	2004	2001	2001	2006
Bond-Debenture	2004	2000	1982	2006
Developing Growth	2004	2000	1982	2006
Global Fund	2004	2000	1988	2006
Investment Trust	2004	2000	1993	2006
Large-Cap Growth*	2004	2000	1999	N/A
Mid-Cap Value	2004	2000	1983	2006
Municipal Fund	2004	2000	1982	2006
Municipal Trust	2004	2000	1991	2006
Research Fund	2004	2001	1992	2006
Securities Trust	2004	2001	1993	2006
Series Fund	2004	2001	1989	2006
US Money Market	2004	2000	1982	2006

*    Ms. Foster and Mr. Tullis currently do not serve on the Board of Large-Cap Growth.

**  Mr. Dow and Ms. Foster are each an “interested person” of each Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act.

D-1

Exhibit E:   Security Ownership of Management

Information relating to the beneficial share ownership of all classes of each Fund by the Board Member nominees as of October 2, 2006 is set forth in the chart below. The Funds’ Board Members and executive officers owned, as a group, less than 1% of the issued and outstanding Shares of all classes of each Fund.

Fund	Name of Beneficial Owner*	No. of Shares Held
Affiliated Fund	E. Thayer Bigelow	8,252.795
	Daria L. Foster	31,034.063
	Thomas J. Neff	6,473.869
	Robert S. Dow	106,540.718
Small-Cap Blend	Robert S. Dow	139,524.769
	Daria L. Foster	14,014.319
Bond-Debenture	E. Thayer Bigelow	12,749.779
	Daria L. Foster	27,712.73
	Thomas J. Neff	930.418
	Robert S. Dow	36,131.146
Developing Growth	Daria L. Foster	1,108.344
	E. Thayer Bigelow	21.467
	Robert S. Dow	84,678.992
	Thomas J. Neff	4,810.461
Global Equity	Robert S. Dow	124,488.5
	Thomas J. Neff	6,180.621
	Daria L. Foster	1,977.051
Global Income	Daria L. Foster	2,196.193
	Robert S. Dow	35,106.67
Balanced Strategy	Thomas J. Neff	607.093
	Robert S. Dow	156,287.934
	Daria L. Foster	5,054.76
Convertible Fund	Robert S. Dow	164,775.226
	Daria L. Foster	1,663.894
Core Fixed Income	Robert S. Dow	162,120.8
	Daria L. Foster	1,430.271
Diversified Equity Strategy	Robert S. Dow	79,628.4
	Daria L. Foster	3,821.656
High Yield	Robert S. Dow	35,999.81
	Daria L. Foster	1,879.699
Income Strategy	Robert S. Dow	83,444.593
	Daria L. Foster	982.763
Limited Duration	Robert S. Dow	400,180.297
	Daria L. Foster	3,504.673

Fund	Name of Beneficial Owner*	No. of Shares Held
Total Return	Robert S. Dow	25,455.04
	Daria L. Foster	1,448.264
US Government Fund	Thomas J. Neff	2,807.419
	Robert S. Dow	103,011.498
	Daria L. Foster	7,812.5
World Growth Strategy	Robert S. Dow	94,280.327
	Daria L. Foster	3,400.392
Large-Cap Growth	Robert S. Dow	273,847.601
	Daria L. Foster	29,505.267
Mid-Cap Value	E. Thayer Bigelow	3,269.439
	Robert S. Dow	80,508.235
	Daria L. Foster	4,582.651
National Tax-Free	Thomas J. Neff	417.316
NJ Tax-Free	Robert S. Dow	21,239.255
NY Tax-Free	Daria L. Foster	28,613.337
High Yield Municipal	Daria L. Foster	72,959.234
	Robert S. Dow	6,953.624
America’s Value	Daria L. Foster	22,648.238
	Robert S. Dow	122,857.608
Growth Opportunities	Robert S. Dow	91,131.71
	Daria L. Foster	11,582.639
Large-Cap Core	Robert S. Dow	54,034.71
	Daria L. Foster	11,760.24
	E. Thayer Bigelow	8.366
Small-Cap Value	E. Thayer Bigelow	4,693.323
	Robert S. Dow	79,620.41
	Daria L. Foster	1,710.456
All Value Fund	Robert S. Dow	126,719.397
	Thomas J. Neff	633.836
	Daria L. Foster	19,142.33
Alpha Strategy	E. Thayer Bigelow	4,757.047
	Robert S. Dow	83,364.542
	Daria L. Foster	1,006.875
International Core	Robert S. Dow	98,230.202
	Daria L. Foster	103,109.768
International Opportunities	Robert S. Dow	95,673.348
	Daria L. Foster	8,453.085
Large-Cap Value	Robert S. Dow	119,217.007
	Daria L. Foster	5,559.513
Micro-Cap Growth	Robert S. Dow	92,310.416
	Daria L. Foster	4,418.262

Fund	Name of Beneficial Owner*	No. of Shares Held
Micro-Cap Value	Daria L. Foster	2,139.801
	Robert Calhoun, Jr.	14,924.637
	Robert S. Dow	135,831.857
Value Opportunities	Robert S. Dow	124,875.1
	Daria L. Foster	9,861.933
US Money Market	Robert S. Dow	379,531.33
	Daria L. Foster	1,397,618.61
	Thomas J. Neff	2,876.91

*    Mr. Dow and Ms. Foster are each an “interested person” of each Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act.

Exhibit F:           Aggregate Dollar Range of Equity Ownership by Board Member Nominees in Each Fund and Other Lord Abbett-Sponsored Funds

The following table provides certain information on the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and the other Lord Abbett-sponsored funds as of October 2, 2006. The amounts shown include deferred compensation to the Board Members deemed invested in Fund shares. The amounts ultimately received by the Board Members under the deferred compensation plan will be directly linked to the investment performance of the Funds.

Name of Board Member Nominee
Dollar Range of Equity Securities in each Fund	Dow*	Foster*	Bigelow	Bush
Affiliated Fund	over $100,000	over $100,000	over $100,000	over $100,000
Blend Trust
Small-Cap Blend	over $100,000	over $100,000	$1-$10,000	$1-$10,000
Bond-Debenture	over $100,000	over $100,000	over $100,000	$10,001-$50,000
Developing Growth	over $100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Global Fund
Global Equity	over $100,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Global Income	over $100,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Investment Trust
Balanced Strategy	over $100,000	$50,001-$100,000	$1-$10,000	$1-$10,000
Convertible Fund	over $100,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Core Fixed Income	over $100,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Diversified Equity Strategy	over $100,000	$50,001-$100,000	none	$1-$10,000
High Yield	over $100,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Income Strategy	over $100,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Limited Duration	over $100,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Total Return	over $100,000	$10,001-$50,000	$1-$10,000	$1-$10,000
US Government Fund	over $100,000	$10,001-$50,000	over $100,000	$10,001-$50,000
World Growth Strategy	over $100,000	$50,001-$100,000	$1-$10,000	$1-$10,000
Large-Cap Growth	over $100,000	over $100,000	$1-$10,000	$1-$10,000
Mid-Cap Value	over $100,000	over $100,000	over $100,000	$10,001-$50,000
Municipal Fund
CA Tax-Free	none	none	$10,001-$50,000	$1-$10,000
CT Tax-Free	none	none	$1-$10,000	$1-$10,000
HI Tax-Free	none	none	$1-$10,000	$1-$10,000
MN Tax-Free	none	none	$1-$10,000	$1-$10,000
MO Tax-Free	none	none	$1-$10,000	$1-$10,000
National Tax-Free	none	none	$10,001-$50,000	$1-$10,000
NJ Tax-Free	over $100,000	none	$1-$1,000	$1-$10,000
NY Tax-Free	none	over $100,000	$10,001-$50,000	$1-$10,000
TX Tax-Free	none	none	$1-$10,000	$1-$10,000
WA Tax-Free	none	none	$1-$10,000	$1-$10,000
Municipal Trust
Florida Series	none	none	$1-$10,000	$1-$10,000
Georgia Series	none	none	$1-$10,000	$1-$10,000
High Yield Municipal	over $100,000	over $100,000	$1-$10,000	$1-$10,000
Insured Intermediate	none	none	$1-$10,000	$1-$10,000
Michigan Series	none	none	$1-$10,000	$1-$10,000
Pennsylvania Series	none	none	$1-$10,000	$1-$10,000
Research Fund
America’s Value	over $100,000	over $100,000	$1-$10,000	$1-$10,000
Growth Opportunities	over $100,000	over $100,000	$1-$10,000	$1-$10,000
Large-Cap Core	over $100,000	over $100,000	$1-$10,000	$1-$10,000
Small-Cap Value	over $100,000	$50,001-$100,000	over $100,000	$10,001-$50,000

Name of Board Member Nominee
Dollar Range of Equity Securities in each Fund	Dow*	Foster*	Bigelow	Bush
Securities Trust
All Value Fund	over $100,000	over $100,000	$10,001-$50,000	$1-$10,000
Alpha Strategy	over $100,000	$10,001-$50,000	over $100,000	$1-$10,000
International Core	over $100,000	over $100,000	$1-$10,000	$1-$10,000
International Opportunities	over $100,000	over $100,000	$1-$10,000	$1-$10,000
Large-Cap Value	over $100,000	$50,001-$100,000	$1-$10,000	$1-$10,000
Micro-Cap Growth	over $100,000	$50,001-$100,000	$1-$10,000	$1-$10,000
Micro-Cap Value	over $100,000	$50,001-$100,000	$1-$10,000	$1-$10,000
Value Opportunities	over $100,000	over $100,000	$1-$10,000	$1-$10,000
Series Fund
All Value Portfolio	none	none	$1-$10,000	$1-$10,000
America’s Value Portfolio	none	none	$1-$10,000	$1-$10,000
Bond-Debenture Portfolio	none	none	$1-$10,000	$1-$10,000
Growth and Income Portfolio	none	none	$10,001-$50,000	$1-$10,000
Growth Opportunities Portfolio	none	none	$1-$10,000	$1-$10,000
International Portfolio	none	none	$1-$10,000	$1-$10,000
Large-Cap Core Portfolio	none	none	$1-$10,000	$1-$10,000
Mid-Cap Value Portfolio	none	none	$1-$10,000	$1-$10,000
US Money Market	over $100,000	over $100,000	$1-$10,000	$1-$10,000
Aggregate Dollar Range of Equity Securities in all Lord Abbett-Sponsored Funds	over $100,000	over $100,000	over $100,000	over $100,000

*        Mr. Dow and Ms. Foster are each an “interested person” of each Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act.

Name of Board Member Nominee
Dollar Range of Equity Securities in each Fund	Calhoun	Hill	Hobbs
Affiliated Fund	over $100,000	$50,001-$100,000	over $100,000
Blend Trust
Small-Cap Blend	$1-$10,000	$1-$10,000	$1-$10,000
Bond-Debenture	over $100,000	$10,001-$50,000	over $100,000
Developing Growth	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Global Fund
Global Equity	$1-$10,000	$1-$10,000	$1-$10,000
Global Income	$1-$10,000	$1-$10,000	$1-$10,000
Investment Trust
Balanced Strategy	$10,001-$50,000	$1-$10,000	$1-$10,000
Convertible Fund	$1-$10,000	$1-$10,000	$1-$10,000
Core Fixed Income	$1-$10,000	$1-$10,000	$1-$10,000
Diversified Equity Strategy	$10,001-$50,000	$1-$10,000	$10,001-$50,000
High Yield	$1-$10,000	$1-$10,000	$1-$10,000
Income Strategy	$1-$10,000	$1-$10,000	$1-$10,000
Limited Duration	$1-$10,000	$1-$10,000	$1-$10,000
Total Return	$1-$10,000	$1-$10,000	$1-$10,000
US Government Fund	$10,001-$50,000	$1-$10,000	$10,001-$50,000
World Growth Strategy	$1-$10,000	$1-$10,000	$1-$10,000
Large-Cap Growth	$1-$10,000	$1-$10,000	$1-$10,000
Mid-Cap Value	over $100,000	$10,001-$50,000	over $100,000
Municipal Fund
CA Tax-Free	$1-$10,000	$1-$10,000	$1-$10,000
CT Tax-Free	$1-$10,000	$1-$10,000	$1-$10,000
HI Tax-Free	$1-$10,000	$1-$10,000	$1-$10,000

Name of Board Member Nominee
Dollar Range of Equity Securities in each Fund	Calhoun	Hill	Hobbs
MN Tax-Free	$1-$10,000	$1-$10,000	$1-$10,000
MO Tax-Free	$1-$10,000	$1-$10,000	$1-$10,000
National Tax-Free	$10,001-$50,000	$1-$10,000	$10,001-$50,000
NJ Tax-Free	$1-$10,000	$1-$10,000	$1-$10,000
NY Tax-Free	$1-$10,000	$1-$10,000	$1-$10,000
TX Tax-Free	$1-$10,000	$1-$10,000	$1-$10,000
WA Tax-Free	$1-$10,000	$1-$10,000	$1-$10,000
Municipal Income Trust
Florida Series	$1-$10,000	$1-$10,000	$1-$10,000
Georgia Series	$1-$10,000	$1-$10,000	$1-$10,000
High Yield Municipal	$1-$10,000	$1-$10,000	$1-$10,000
Insured Intermediate	$1-$10,000	$1-$10,000	$1-$10,000
Michigan Series	$1-$10,000	$1-$10,000	$1-$10,000
Pennsylvania Series	$1-$10,000	$1-$10,000	$1-$10,000
Research Fund
America’s Value	$1-$10,000	$1-$10,000	$1-$10,000
Growth Opportunities	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Large-Cap Core	$10,001-$50,000	$1-$10,000	$1-$10,000
Small-Cap Value	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Securities Trust
All Value Fund	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Alpha Strategy	$1-$10,000	$1-$10,000	$1-$10,000
International Core	$1-$10,000	$1-$10,000	$1-$10,000
International Opportunities	$1-$10,000	$1-$10,000	$1-$10,000
Large-Cap Value	$1-$10,000	$1-$10,000	$1-$10,000
Micro-Cap Growth	$1-$10,000	$1-$10,000	$1-$10,000
Micro-Cap Value	over $100,000	$1-$10,000	$1-$10,000
Value Opportunities	$1-$10,000	$1-$10,000	$1-$10,000
Series Fund
All Value Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
America’s Value Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
Bond Debenture Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
Growth and Income Portfolio	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Growth Opportunities Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
International Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
Large-Cap Core Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
Mid-Cap Value Portfolio	$1-$10,000	$1-$10,000	$1-$10,000
US Money Market	$1-$10,000	$1-$10,000	$1-$10,000
Aggregate Dollar Range of Equity Securities in all Lord Abbett-Sponsored Funds	over $100,000	over $100,000	over $100,000

Name of Board Member Nominee
Dollar Range of Equity Securities in each Fund	Neff	Tullis
Affiliated Fund	over $100,000	$10,001-$50,000
Blend Trust
Small-Cap Blend	$1-$10,000	$1-$10,000
Bond-Debenture	over $100,000	$1-$10,000
Developing Growth	over $100,000	$1-$10,000
Global Fund
Global Equity	$1-$10,000	$1-$10,000
Global Income	$10,001-$50,000	$1-$10,000
Investment Trust
Balanced Strategy	$10,001-$50,000	$1-$10,000
Convertible Fund	$1-$10,000	$1-$10,000
Core Fixed Income	$1-$10,000	$1-$10,000
Diversified Equity Strategy	$10,001-$50,000	$1-$10,000
High Yield	$1-$10,000	$1-$10,000
Income Strategy	$1-$10,000	$1-$10,000
Limited Duration	$1-$10,000	$1-$10,000
Total Return	$1-$10,000	$1-$10,000
US Government Fund	over $100,000	$1-$10,000
World Growth Strategy	$1-$10,000	$1-$10,000
Large-Cap Growth	$1-$10,000	$1-$10,000
Mid-Cap Value	over $100,000	$1-$10,000
Municipal Fund
CA Tax-Free	$50,001-$100,000	$1-$10,000
CT Tax-Free	$1-$10,000	$1-$10,000
HI Tax-Free	$1-$10,000	$1-$10,000
MN Tax-Free	$1-$10,000	$1-$10,000
MO Tax-Free	$1-$10,000	$1-$10,000
National Tax-Free	$10,001-$50,000	$1-$10,000
NJ Tax-Free	$10,001-$50,000	$1-$10,000
NY Tax-Free	$10,001-$50,000	$1-$10,000
TX Tax-Free	$1-$10,000	$1-$10,000
WA Tax-Free	$1-$10,000	$1-$10,000
Municipal Income Trust
Florida Series	$1-$10,000	$1-$10,000
Georgia Series	$1-$10,000	$1-$10,000
High Yield Municipal	$1-$10,000	$1-$10,000
Insured Intermediate	$1-$10,000	$1-$10,000
Michigan Series	$1-$10,000	$1-$10,000
Pennsylvania Series	$1-$10,000	$1-$10,000
Research Fund
America’s Value	$1-$10,000	$1-$10,000
Growth Opportunities	$1-$10,000	$1-$10,000
Large-Cap Core	$10,001-$50,000	$1-$10,000
Small-Cap Value	$10,001-$50,000	$1-$10,000
Securities Trust
All Value Fund	$50,001-$100,000	$1-$10,000
Alpha Strategy	$1-$10,000	$1-$10,000
International Core	$1-$10,000	$1-$10,000
International Opportunities	$1-$10,000	$1-$10,000
Large-Cap Value	$1-$10,000	$1-$10,000
Micro-Cap Growth	$1-$10,000	$1-$10,000
Micro-Cap Value	$1-$10,000	$1-$10,000
Value Opportunities	$1-$10,000	$1-$10,000

Series Fund
All Value Portfolio	$1-$10,000	$1-$10,000
America’s Value Portfolio	$1-$10,000	$1-$10,000
Bond Debenture Portfolio	$1-$10,000	$1-$10,000
Growth and Income Portfolio	$10,001-$50,000	$1-$10,000
Growth Opportunities Portfolio	$1-$10,000	$1-$10,000
International Portfolio	$1-$10,000	$1-$10,000
Large-Cap Core Portfolio	$1-$10,000	$1-$10,000
Mid-Cap Value Portfolio	$1-$10,000	$1-$10,000
US Money Market	$10,001-$50,000	$1-$10,000
Aggregate Dollar Range of Equity Securities in all Lord Abbett-Sponsored Funds	over $100,000	$50,001-$100,000

Exhibit G:   Board and Committee Meetings

Set forth in the table below is information regarding meetings of the Board and standing committees held during each Fund’s most recently completed fiscal year.

	Number of Meetings During Last Fiscal Year
Fund	Board of Directors/ Trustees	Audit Committee	Proxy Committee	Nominating and Governance Committee	Contracts Committee
Affiliated Fund	9	4	6	4	0	*
Blend Trust	9	5	2	5	1
Bond-Debenture	9	3	5	5	1
Developing Growth	9	5	2	5	1
Global Fund	10	3	5	5	1
Investment Trust	10	4	5	5	0	*
Large-Cap Growth	9	5	2	5	1
Mid-Cap Value	9	3	5	5	1
Municipal Fund	9	5	2	5	1
Municipal Trust	9	5	2	5	1
Research Fund	9	4	5	5	0	*
Securities Trust	9	4	6	4	0	*
Series Fund	9	3	5	5	1
US Money Market	9	4	2	5	1

*       Although the Contracts Committee did not hold any formal meetings during the last fiscal year, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

G-1

Exhibit H:

Table 1.   Compensation of Independent Board Members Paid by Each Fund

Set forth in the table below is information regarding compensation for serving as a Board Member accrued by each Fund to the independent Board Members during each Fund’s most recently completed fiscal year.

Outside Board Member fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each Fund. A portion of the fees payable by each Fund to its outside Board Members may be deferred at the option of a Board Member under an equity-based plan (the ‘‘equity-based plan’’) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Board Member. In addition, $25,000 of each outside Board Member’s retainer must be deferred and is deemed invested in shares of the Funds under the equity-based plan. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the Funds. The annual retainer for service as an Independent Director is $125,000, which is required to be deferred into the Directors’ Equity Based Plan. The compensation of the Lead Independent Director is $10,000 per year, while the compensation of the Chairperson of the Audit Committee is $20,000 annually. The annual retainer for service on the Contracts Committee is $20,000. The fee for in-person attendance at Board Meetings is $4,000 per meeting. The attendance fee for a telephonic Board or Committee meeting is one-half the in-person meeting fee. No fee is paid for attending a special meeting regarding the declaration of dividends as to which less than one-third of all Independent Directors are present. Mr. Dow and Ms. Foster are not compensated for serving as Board Members to the Funds.

Fund	Bigelow	Bush	Calhoun	Hill
Affiliated Fund	$55,502	$55,511	$60,481	$56,073
Blend Trust	$1,054	$1,162	$1,336	$1,163
Bond-Debenture	$23,099	$23,688	$25,575	$23,822
Developing Growth	$2,739	$2,672	$3,119	$2,650
Global Fund	$502	$489	$473	$480
Investment Trust	$10,855	$10,700	$8,819	$10,049
Large-Cap Growth	$533	$517	$599	$531
Mid-Cap Value	$26,560	$27,421	$33,326	$27,759
Municipal Fund	$5,430	$5,122	5,572	$5,223
Municipal Trust	$3,449	$3,251	$3,656	$3,321
Research Fund	$10,232	$11,075	$13,646	$11,485
Securities Trust	$7,358	$7,478	$8,852	$7,672
Series Fund	$6,711	$6,942	$8,555	$7,054
US Money Market	$1,067	$1,028	$1,167	$1,008

H-1

Fund	Hobbs	MacDonald*	Neff	Tullis**
Affiliated Fund	$54,525	$58,695	$53,514	$-0-
Blend Trust	$1,154	$855	$3,362	$1,901
Bond-Debenture	$26,669	$24,941	$23,346	$-0-
Developing Growth	$2,783	$1,664	$2,601	$1,164
Global Fund	$414	$527	$396	$-0-
Investment Trust	$8,002	$9,177	$7,537	$-0-
Large-Cap Growth	$501	$275	$502	$272
Mid-Cap Value	$29,170	$28,759	$27,858	$-0-
Municipal Fund	$5,217	$2,644	$4,865	$2,844
Municipal Trust	$3,332	$1,418	$3,138	$2,025
Research Fund	$12,419	$11,015	$11,665	$-0-
Securities Trust	$7,944	$7,838	$7,775	$-0-
Series Fund	$7,495	$7,266	$7,139	$-0-
US Money Market	$1,041	$772	$994	$362

*    Mr. MacDonald retired from the Funds’ Boards effective March 31, 2006.

**  Mr. Tullis was elected to thirteen of the fourteen Lord Abbett-sponsored funds, effective March 23, 2006. Mr. Tullis did not receive any compensation during the Affiliated Fund’s, Securities Trust’s, Investment Trust’s, Research Fund’s, Bond-Debenture Fund’s, Global Fund’s, Mid-Cap Value Fund’s, or Series Fund’s most recently completed fiscal year.

Table 2.   Aggregate Compensation Paid to Board Members by All Lord Abbett-Sponsored Funds

Set forth in the first column of the table below is information regarding the aggregate compensation paid by all fourteen Lord Abbett-sponsored funds to the non-affiliated Board Members for the year ended December 31, 2005. The fees listed below include Board Member fees and attendance fees for board and committee meetings and fees Board Members have chosen to defer under the deferred compensation plan. Of the amounts shown in the first column, the total deferred compensation is indicated in the second column.

	Aggregate Compensation Paid to Board Members by Lord Abbett-Sponsored	Deferred Compensation Payable to Board Members by Lord Abbett-Sponsored
Name	Funds	Funds
E. Thayer Bigelow	$154,750	$25,000
William H.T. Bush	$157,750	$39,000
Robert B. Calhoun, Jr.	$179,750	$179,750
Julie A. Hill	$157,750	$74,500
Franklin W. Hobbs	$157,750	$157,750
C. Alan MacDonald*	$166,125	$25,000
Thomas J. Neff	$150,750	$150,750

*    Mr. MacDonald retired effective March 31, 2006.

H-2

Exhibit I:   Information Pertaining to Officers of the Funds

Certain biographical and other information relating to the officers of each Fund is set forth below. None of the officers listed below receives compensation from any Fund.

Name, Address* and (Date of Birth)	Position with Fund	Length of Service	Principal Occupation During Past Five Years
Robert S. Dow* (1945)	Chief Executive Officer and Chairman	Elected in 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.
Daria L. Foster* (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.
Bruce L. Bartlett* (1950)	Executive Vice President Large-Cap Growth	Elected in 2005

Partner, Investment Manager and Director of Growth Equity Investments; joined Lord Abbett in 2005; formerly Director of Growth Equities, Senior Vice President and Portfolio Manager at Oppenheimer Funds Inc.

Sholom Dinsky* (1944)	Executive Vice President Affiliated Fund Securities Trust Series Fund	Elected in 2001 2003 2003	Partner and Investment Manager, joined Lord Abbett in 2000.
Philip P. Fang* (1965)	Executive Vice President Municipal Fund Municipal Trust	Elected in 1994 1994	Investment Manager, joined Lord Abbett in 1991.
Robert P. Fetch* (1953)	Executive Vice President Research Fund Securities Trust Series Fund	Elected in 1997 1999 2003	Partner and Senior Investment Manager, joined Lord Abbett in 1995.
Daniel H. Frascarelli* (1954)	Executive Vice President Global Fund Series Fund Research Fund	Elected in 2005 2003 2005	Partner and Director of Large Cap Core Equity, joined Lord Abbett in 1990.
Kenneth G. Fuller* (1945)	Executive Vice President Affiliated Fund Securities Trust Series Fund	Elected in 2002 2003 2003	Partner and Investment Manager, joined Lord Abbett in 2002; formely Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Name, Address* and (Date of Birth)	Position with Fund	Length of Service	Principal Occupation During Past Five Years
Robert I. Gerber* (1954)	Executive Vice President Global Fund Investment Trust Securities Trust Municipal Fund Municipal Trust US Money Market	Elected in 2001 1998 2005 2006 2006 1997	Partner and Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.
Michael S. Goldstein* (1968)	Executive Vice President Investment Trust Vice President Bond-Debenture Series Fund	Elected in 1999 1998 1999	Partner and Investment Manager, joined Lord Abbett in 1997.
Howard E. Hansen* (1961)	Executive Vice President Mid-Cap Value Series Fund Securities Trust	Elected in 1998 1999 2003	Partner and Investment Manager, joined Lord Abbett in 1995.
Gerard S. E. Heffernan*, Jr. (1963)	Executive Vice President Securities Trust Vice President Series Fund	Elected in 1999 2003	Partner and Investment Manager, joined Lord Abbett in 1998.
Todd D. Jacobson* (1966)	Executive Vice President Securities Trust Series Fund	Elected in 2003 2005

Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 – 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

Maren Lindstrom* (1962)	Executive Vice President Investment Trust Vice President Bond-Debenture Series Fund	Elected in 2003 2000 2001	Partner and Investment Manager, joined Lord Abbett in 2000.
Steven McBoyle* (1969)	Executive Vice President Securities Trust	Elected in 2005	Partner and Senior Investment Manager, joined Lord Abbett in 2001; formerly Vice President, Mergers and Acquisitions, at Morgan Stanley.

Name, Address* and (Date of Birth)	Position with Fund	Length of Service	Principal Occupation During Past Five Years
Vincent J. McBride* (1964)	Executive Vice President Securities Trust	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2003; formerly Managing Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management.
Robert G. Morris* (1944)

Executive Vice
President
Investment Trust
Securities Trust
Vice President
Affiliated Fund
Bond-Debenture
Fund
Developing Growth
Global Fund
Mid-Cap Value
Series Fund
US Money Market
Research Fund
Large-Cap Growth
Fund
Blend Trust
Municipal Fund
Municipal Trust

		Elected in 1995 1998 1995 1995 1995 1995 1995 1995 1995 1996 1999 2001 2005 2005	Partner and Chief Investment Officer, joined Lord Abbett in 1991.
F. Thomas O’Halloran* (1955)	Executive Vice President Developing Growth Securities Trust	Elected in 2001 2003	Partner and Investment Manager, joined Lord Abbett in 2001; formerly Executive Director/Senior Research Analyst at Dillon Read/UBS Warburg.
Frederick Ruvkun* (1957)	Executive Vice President Series Fund Research Fund	Elected in 2006 2006

Investment Manager, joined Lord Abbett in 2006; formerly served as Managing Director and Leader of the Small Cap Growth Team and a Portfolio Manager of SMID Cap Growth Assets at J & W Seligman & Company.

Eli M. Salzmann* (1964)	Executive Vice President Affiliated Fund Securities Trust Securities Fund	Elected in 2000 2003 1999	Partner and Director of Institutional Equity Investments; joined Lord Abbett in 1997.

Name, Address* and (Date of Birth)	Position with Fund	Length of Service	Principal Occupation During Past Five Years
Harold E. Sharon* (1960)	Executive Vice President Global Fund Securities Trust Investment Trust	Elected in 2003 2003 2005

Partner, Investment Manager and Director of International Core Equity Investments; joined Lord Abbett in 2003; formerly Financial Industry Consultant for venture capitalist (2001 – 2003); prior thereto Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management.

Michael T. Smith* (1963)	Executive Vice President Blend Trust	Elected in 2001	Partner and Investment Manager; joined Lord Abbett in 1997.
Daniel S. Solender* (1965)	Executive Vice President Municipal Fund Municipal Trust	Elected in 2006 2006

Director of Municipal Bond Management; joined Lord Abbett in 2006; formerly served as a Vice President and Portfolio Manager at Nuveen Investments from 1991 to 1993 and 2003 to 2006; prior thereto he served as a Principal and Portfolio Manager at Vanguard Group from 1999 to 2003.

Christopher J. Towle* (1957)	Executive Vice President Bond-Debenture Fund Investment Trust Series Fund Research Fund Securities Trust	Elected in 1995 1999 1999 2001 2005	Partner and Investment Manager; joined Lord Abbett in 1987.
Edward K. von der Linde* (1960)	Executive Vice President Mid-Cap Value Series Fund Research Fund	Elected in 1995 1999 2001	Partner and Investment Manager; joined Lord Abbett in 1988.
Yarek Aranowicz* (1963)	Vice President Securities Trust	Elected in 2004	Investment Manager; joined Lord Abbett in 2003; formerly Vice President, Head of Global Emerging Markets Funds of Warburg Pincus Asset Management and Credit Suisse Asset Management.
Eileen K. Banko* (1967)	Vice President Mid-Cap Value Series Fund	Elected in 1999 1999	Equity Analyst; joined Lord Abbett in 1990.

Name, Address* and (Date of Birth)	Position with Fund	Length of Service	Principal Occupation During Past Five Years
James Bernaiche* (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer; joined Lord Abbett in 2001; formerly Vice President and Chief Compliance Officer with Credit Suisse Asset Management.
Joan A. Binstock* (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.
David G. Builder* (1954)	Vice President Mid-Cap Value Series Fund Securities Trust	Elected in 1998 1999 2001	Equity Analyst; joined Lord Abbett in 1998.
Evan B. Carpenter* (1972)	Vice President Mid Cap Value Fund Research Fund	Elected in 2006 2006	Research Analyst, joined Lord Abbett in 2003; prior thereto he served as an Equity Research Analyst at Gabelli Asset Management (2000-2003).
John K. Forst* (1960)	Vice President and Assistant Secretary	Elected in 2005

Deputy General Counsel; joined Lord Abbett in 2004; prior thereto Managing Director and Associate General Counsel at New York Life Investment Management LLC
(2002-2003); formerly Attorney at Dechert LLP (2000-2002).

Ellen G. Itskovitz* (1957)	Vice President Bond-Debenture Series Fund Investment Trust	Elected in 2001 2001 2002	Partner and Senior Research Analyst; joined Lord Abbett in 1998.
Lawrence H. Kaplan* (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel; joined Lord Abbett in 1997.
Jerald Lanzotti* (1967)	Executive Vice President Global Fund Vice President Investment Trust	Elected in 1997 2003	Partner and Investment Manager; joined Lord Abbett in 1996.
Robert A. Lee* (1969)	Vice President Investment Trust US Money Market	Elected in 1998 2000	Partner and Investment Manager; joined Lord Abbett in 1997.

Name, Address* and (Date of Birth)	Position with Fund	Length of Service	Principal Occupation During Past Five Years
A. Edward Oberhaus, III* (1959)

Vice President
Securities Trust
Affiliated Fund
Global Fund
Developing Growth
Bond-Debenture
Investment Trust
Research Fund
Large-Cap Fund
Mid-Cap Value
Municipal Fund
Municipal Trust
US Money Market
Series Fund
Blend Trust

		Elected in 1993 1996 1996 1996 1996 1996 1996 1999 1996 1996 1996 1996 1998 2001	Partner and Manager of Equity Trading; joined Lord Abbett in 1983.
Charles P. Massare* (1948)	Vice President Investment Trust Securities Trust	Elected in 2005 2005	Partner and Director of Quantitative Research & Risk Management; joined Lord Abbett in 1998.
Todor Petrov* (1974)	Vice President Securities Trust	Elected in 2003	Investment Manager; joined Lord Abbett in 2003; formerly Associate Portfolio Manager of Credit Suisse Asset Management.
Walter H. Prahl* (1958)	Vice President Investment Trust	Elected in 1998	Partner and Director of Quantitative Research, Taxable Fixed Income; joined Lord Abbett in 1997.
Christina T. Simmons* (1957)	Vice President and Assistant Secretary	Elected in 2000	Assistant General Counsel; joined Lord Abbett in 1999.
Peter Scott Smith* (1966)	Executive Vice President Municipal Fund Municipal Trust	Elected in 2000 2000	Investment Manager; joined Lord Abbett in 1992.
Roselia St. Louis* (1967)	Vice President Large-Cap Growth Fund	Elected in 2000	Investment Manager; joined Lord Abbett in 2000.
Paul J. Volovich* (1973)	Vice President Research Fund Series Fund	Elected in 2004 2005	Investment Manager; joined Lord Abbett in 1997.
Bernard J. Grzelak* (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

*              The address of each officer listed above is: 90 Hudson Street, Jersey City, New Jersey 07302.

Consolidated Proxy Ballot

This EzVote Consolidated Proxy covers all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing this consolidated proxy ballot, you are voting all of the affected accounts in the same manner. If you desire to vote each of your accounts separately, use the individual ballots on the reverse side of this card.

999 999 999 999 99

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS OF THE LORD ABBETT-SPONSORED FUNDS LISTED IN THE ACCOMPANYING COMBINED PROXY STATEMENT (“THE FUNDS”)

The undersigned hereby appoints ROBERT S. DOW and LAWRENCE H. KAPLAN and each of them as proxies, with full power of substitution, to vote (according to the numbers of votes which the undersigned would be entitled to cast if then personally present) at a meeting of the shareholders of the “Funds” on December 18, 2006, including all adjournments, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

	Date	, 2006

For information as to the voting of shares registered in more than one name, see page 2 of the proxy statement.

Signature(s) (and Title(s), if applicable) (Please sign in box)

When signing the proxy as attorney, executor, Administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

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IF VOTING THE CONSOLIDATED PROXY BALLOT DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

YOU MAY VOTE IN ANY ONE OF FOUR WAYS:

(1) VIA THE INTERNET (2) BY TELEPHONE (3) BY MAIL USING THIS BALLOT (4) IN PERSON AT THE MEETING

We encourage you to vote by Internet or telephone. These voting methods will save your Fund a good deal of money otherwise expended on postage. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!

VOTING ON THE INTERNET	VOTING BY PHONE
• Read the Proxy Statement and have the Consolidated Proxy Ballot at hand • Log on to www.proxyweb.com • Follow the on-screen instructions	• Read the Proxy Statement and have the Consolidated Proxy Ballot at hand • Call toll-free 1-888-221-0697 • Follow the recorded instructions

If you vote by Telephone or Internet, please do not mail your card.

INDIVIDUAL BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: If you choose to vote each Individual Ballot separately, do not return the Consolidated Proxy Ballot above.

Date	, 2006

Signature(s) (and Title(s), if applicable) (Please sign in box)

When signing the proxy as attorney, executor, Administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.
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Consolidated Proxy Card

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE NOMINEES LISTED AND ANY OTHER MATTERS AS DEEMED APPROPRIATE.

PROPOSAL:				FOR	WITHHOLD	FOR ALL
1.	TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES/DIRECTORS:			ALL	ALL	EXCEPT*

	(01) E. Thayer Bigelow	(04) Robert S. Dow	(07) Franklin W. Hobbs
	(02) William H.T. Bush	(05) Daria L. Foster	(08) Thomas J. Neff	☐	☐	☐
	(03) Robert B. Calhoun, Jr.	(06) Julie A. Hill	(09) James L.L. Tullis

* TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) BELOW:

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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IF VOTING THE CONSOLIDATED PROXY BALLOT DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

	000 0000000000 000 0					000 0000000000 000 0

	JOHN Q. PUBLIC					JOHN Q. PUBLIC
	123 MAIN STREET					123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99				ANYTOWN, MA 02030	999 999 999 999 99

	FUND NAME PRINTS HERE					FUND NAME PRINTS HERE

		FOR	WITHHOLD	FOR ALL			FOR	WITHHOLD	FOR ALL
1.	ELECTION OF TRUSTEES/DIRECTORS	ALL	ALL	EXCEPT*	1.	ELECTION OF TRUSTEES/DIRECTORS	ALL	ALL	EXCEPT*
	(See Instructions and Nominee list on consolidated ballot.)	☐	☐	☐		(See Instructions and Nominee list on consolidated ballot.)	☐	☐	☐

	* EXCEPT					* EXCEPT

	000 0000000000 000 0					000 0000000000 000 0

	JOHN Q. PUBLIC					JOHN Q. PUBLIC
	123 MAIN STREET					123 MAIN STREET
	ANYTOWN, MA 02030	999 999 999 999 99				ANYTOWN, MA 02030	999 999 999 999 99

	FUND NAME PRINTS HERE					FUND NAME PRINTS HERE

		FOR	WITHHOLD	FOR ALL			FOR	WITHHOLD	FOR ALL
1.	ELECTION OF TRUSTEES/DIRECTORS	ALL	ALL	EXCEPT*	1.	ELECTION OF TRUSTEES/DIRECTORS	ALL	ALL	EXCEPT*
	(See Instructions and Nominee list on consolidated ballot.)	☐	☐	☐		(See Instructions and Nominee list on consolidated ballot.)	☐	☐	☐

	* EXCEPT					* EXCEPT

YOU MAY VOTE IN ANY ONE OF FOUR WAYS:

(1) VIA THE INTERNET (2) BY TELEPHONE (3) BY MAIL USING THIS BALLOT (4) IN PERSON AT THE MEETING

We encourage you to vote by Internet or telephone. These voting methods will save your Fund a good deal of money otherwise expended on postage. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!

	VOTING ON THE INTERNET	VOTING BY PHONE
999 999 999 999 99	• Read the Proxy Statement and have the Consolidated Proxy Ballot at hand	• Read the Proxy Statement and have the Consolidated Proxy Ballot at hand
	• Log on to www.proxyweb.com	• Call toll-free 1-888-221-0697
	• Follow the on-screen instructions	• Follow the recorded instructions

If you vote by Telephone or Internet, please do not mail your card.

FUND NAME PRINTS HERE	THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS
FUND NAME PRINTS HERE	OF THE LORD ABBETT-SPONSORED FUNDS
LISTED IN THE ACCOMPANYING COMBINED PROXY STATEMENT (“THE FUNDS”)

The undersigned hereby appoints ROBERT S. DOW and LAWRENCE H. KAPLAN and each of them as proxies, with full power of substitution, to vote (according to the numbers of votes which the undersigned would be entitled to cast if then personally present) at a meeting of the shareholders of the “Funds” on December 18, 2006, including all adjournments, as specified on the reverse, and in their discretion upon such other business as may properly be brought before the meeting.

	Date	, 2006

For information as to the voting of shares registered in more than one name, see page 2 of the proxy statement.

	Signature(s) (and Title(s), if applicable)	(Please sign in box)

When signing the proxy as attorney, executor, Administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

LA 06 - lp

Please fill in box as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE NOMINEES LISTED AND ANY OTHER MATTERS AS DEEMED APPROPRIATE.

PROPOSAL:
				FOR	WITHHOLD	FOR ALL
1.	TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES/DIRECTORS:			ALL	ALL	EXCEPT*

	(01) E. Thayer Bigelow	(04) Robert S. Dow	(07) Franklin W. Hobbs
	(02) William H.T. Bush	(05) Daria L. Foster	(08) Thomas J. Neff	☐	☐	☐
	(03) Robert B. Calhoun, Jr.	(06) Julie A. Hill	(09) James L.L. Tullis

* TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) BELOW:

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.